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                                                       Rule 497(c)
                                                       File No. 811-5545
                                                       Registration No. 33-21489

                   1st Source Monogram Diversified Equity Fund

                     1st Source Monogram Income Equity Fund

                     1st Source Monogram Special Equity Fund

                         1st Source Monogram Income Fund

                         Each an Investment Portfolio of

                               THE SESSIONS GROUP



                       Statement of Additional Information


                                October 31, 1997




         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus (the "Prospectus") of 1st Source Monogram Diversified Equity Fund (the "Diversified Equity Fund"), 1st Source Monogram Income Equity Fund (the "Income Equity Fund"), 1st Source Monogram Special Equity Fund (the "Special Equity Fund") and 1st Source Monogram Income Fund (the "Income Fund") (the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund"), dated the date hereof. The Funds are four funds of The Sessions Group (the "Group"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-8938.



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                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
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
THE SESSIONS GROUP............................................................................................  B-1

INVESTMENT OBJECTIVES AND POLICIES............................................................................  B-1

         Additional Information on Portfolio Instruments......................................................  B-1
         Investment Restrictions..............................................................................  B-1
         Portfolio Turnover................................................................................... B-10

NET ASSET VALUE............................................................................................... B-11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................ B-12

MANAGEMENT OF THE GROUP....................................................................................... B-12

         Trustees and Officers................................................................................ B-13
         Investment Adviser................................................................................... B-13
         Portfolio Transactions............................................................................... B-15
         Glass-Steagall Act................................................................................... B-19
         Administrator........................................................................................ B-21
         Distributor.......................................................................................... B-22
         Administrative Services Plan......................................................................... B-24
         Custodian............................................................................................ B-26
         Transfer Agency and Fund Accounting Services......................................................... B-27
         Auditors ............................................................................................ B-27
         Legal Counsel........................................................................................ B-29

ADDITIONAL INFORMATION........................................................................................ B-29

         Description of Shares................................................................................ B-29
         Additional Tax Information........................................................................... B-31
         Yield................................................................................................ B-34
         Calculation of Total Return.......................................................................... B-34
         Distribution Rates................................................................................... B-35
         Performance Comparisons.............................................................................. B-35
         Miscellaneous........................................................................................ B-36

FINANCIAL STATEMENTS.......................................................................................... B-38

APPENDIX .....................................................................................................  A-1




                                      - i -

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                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP

         The Sessions Group (the "Group") is an open-end management investment company which currently offers 17 separate investment portfolios. This Statement of Additional Information deals with four of such portfolios, 1st Source Monogram Diversified Equity Fund (the "Diversified Equity Fund"), 1st Source Monogram Income Equity Fund (the "Income Equity Fund"), 1st Source Monogram Special Equity Fund (the "Special Equity Fund") and 1st Source Monogram Income Fund (the "Income Fund"), each a diversified portfolio of the Group (the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund").

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

         BANK OBLIGATIONS. Each of the Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial


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statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Funds will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Adviser or the applicable Sub-Adviser, as the case may be, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Income Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Income Fund, the same criteria as set forth above for commercial paper for such Fund. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign issuers, including ADRs, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or


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expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser or the applicable Sub-Adviser, as the case may be, believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         VARIABLE AND FLOATING RATE SECURITIES. The Income Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Income Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Income Fund, the Income Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Income Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Income Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Income Fund is not


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entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund's limitation on investments in illiquid securities, as set forth in the Income Fund's investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         RESTRICTED SECURITIES. Securities in which the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser or Subadviser, as the case may be, has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Each Fund will limit its investment in Section 4(2) securities to not more than 10% of its net assets.

         OPTIONS TRADING. Each Fund may purchase and write (sell) put and call options. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded


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option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         Each Fund may also purchase or sell (write) index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         FUTURE CONTRACTS. As discussed in the Prospectus, each of the Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its


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portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, a Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, the Income Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When such Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Income Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Income Fund's commitment. It may be expected that the Income Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Income Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Income Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

         When the Income Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Income Fund's incurring a loss or missing the opportunity to obtain a price considered to be


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advantageous. The Income Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

         MORTGAGE-RELATED SECURITIES. The Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

         Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Income Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Income Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Income Fund will receive when these amounts are reinvested.

         The Income Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage- related securities will be purchased only if rated in the three


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highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage- related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government- sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser or the applicable Sub-Adviser, as the case may be, deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under


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a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than


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10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may investment may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders.

Investment Restrictions
-----------------------

         Each Fund's investment objective is a non-fundamental policy and may be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition to the fundamental investment policies listed in the Prospectus, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in the Prospectus, each of the Funds may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of a Fund. Each Fund may not:


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         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom;

         2. Engage in any short sales; and

         3. Mortgage or hypothecate the Fund's assets in excess of one-third of the Fund's total assets.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund's Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rates for each of the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund, and the Income Fund for the fiscal period ended June 30, 1997, were 76.54%, 38.49%, 152.81% and 118.33%, respectively.

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.



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                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time on each Business Day of that Fund. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments that such Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of each of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                             MANAGEMENT OF THE GROUP

Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:

                                    Position(s) Held              Principal Occupation
Name and Address                    With the Group                During Past 5 Years
----------------                    --------------                -------------------
Walter B. Grimm*                    Chairman,                     From June, 1992 to present,
3435 Stelzer Road                   President and                 employee of BISYS Fund
Columbus, Ohio  43219               Trustee                       Services Limited
Age:  52                                                          Partnership.

Nancy E. Converse*                  Trustee and                   Since July, 1990, employee
3435 Stelzer Road                   Assistant                     of BISYS Fund Services
Columbus, Ohio 43219                Secretary                     Limited Partnership.
Age:  48

Maurice G. Stark                    Trustee                       Consultant with Battelle
505 King Avenue                                                   Memorial Institute; from 1979
Columbus, Ohio 43201                                              to December, 1994, Vice
Age: 62                                                           President-Finance and Chief
                                                                  Financial Officer, Battelle
                                                                  Memorial Institute
                                                                  (scientific research and
                                                                  development service
                                                                  corporation).

James H. Woodward, Ph.D.            Trustee                       Since July 1989, Chancellor
The University of North                                           of The University of North
Carolina at Charlotte                                             Carolina at Charlotte.
Charlotte, NC 28223
Age:  57

Chalmers P. Wylie                   Trustee                       From April, 1993 to present,
754 Stonewood Court                                               of Counsel with Kegler,
Columbus, Ohio 43235                                              Brown, Hill & Ritter (law
Age:  76                                                          firm); from January, 1993 to
                                                                  present, Adjunct Professor
                                                                  at The Ohio State
                                                                  University; from January,
                                                                  1967 to January, 1993,
                                                                  Member of the United States
                                                                  House of Representatives for
                                                                  the 15th District.


J. David Huber                      Vice President                Since January, 1996,
3435 Stelzer Road                                                 President of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  51                                                          Partnership; from June, 1987
                                                                  to December, 1995, employee
                                                                  of BISYS Fund Services
                                                                  Limited Partnership.

William J. Tomko                    Vice President                From April, 1987 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  39                                                          Partnership.

Thresa B. Dewar                     Treasurer                     From March, 1997 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  43                                                          Partnership; prior thereto,
                                                                  Vice President and
                                                                  Controller of Federated
                                                                  Administrative Services, Inc.
                                                                  (investment management firm).

George L. Stevens                   Secretary                     From September, 1996 to
3435 Stelzer Road                                                 present, employee of BISYS
Columbus, Ohio 43219                                              Fund Services Limited
Age:  46                                                          Partnership; from September,
                                                                  1995 to August, 1996,
                                                                  consultant on bank
                                                                  investment products and
                                                                  activities; from June, 1980
                                                                  to September, 1995, employee
                                                                  of AmSouth Bank.

Alaina V. Metz                      Assistant                     From June, 1995 to present,
3435 Stelzer Road                   Secretary                     employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  30                                                          Partnership; prior to June,
                                                                  1995, supervisor of Blue
                                                                  Sky Compliance at Alliance
                                                                  Capital Management, L.P.
                                                                  (investment management
                                                                  firm).


-------------------

         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.

         No officer or employee of BISYS or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Funds for acting as Administrator and pursuant to the Distribution and Shareholder Service Plan described below, and may receive fees pursuant to the Administrative Services Plan described below. BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Ms. Converse, Ms. Dewar and Ms. Metz and Messrs. Grimm, Huber, Tomko and Stevens are employees of BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1997. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                            Aggregate                           Total Compensation
Name and Position                           Compensation                        From the Group
With the Group                              From the Group                      and the Fund Complex*
--------------                              --------------                      ---------------------

Walter B. Grimm                             $0                                  $0
Trustee

Nancy E. Converse                           $0                                  $0
Trustee

Maurice G. Stark                            $14,473                             $14,473
Trustee

James H. Woodward, Ph.D.                    $16,162                             $16,162
Trustee

Chalmers P. Wylie                           $14,973                             $14,973
Trustee


----------------

         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

Investment Adviser
------------------

         Investment advisory and management services are provided to the Funds of the Group by 1st Source Bank (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of August 20, 1996. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates:
(1) for the Diversified Equity Fund, one hundred ten one-hundredths of one percent (1.10%) of such Fund's average daily net assets; (2) for both the Income Equity Fund and the Special Equity Fund, eighty one-hundredths of one percent

(0.80%) of such Fund's average daily net assets; and (3) for the Income Fund, fifty-five one-hundredths of one percent (0.55%) of such Fund's average daily net assets. The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         For the fiscal period ended June 30, 1997, the Adviser earned the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement.


                                          Fiscal Period Ended
                                            June 30, 1997(1)
                                          -------------------

Diversified Equity Fund                         $579,272

Income Equity Fund                              207,742

Special Equity Fund                             166,740

Income Fund                                     210,181

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect until August 20, 1998, and year to year thereafter for successive annual periods ending on August 20, if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser has licensed the name "1st Source Monogram" to the Funds on a royalty-free basis, and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "1st Source Monogram" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "1st Source Monogram."

Subadvisers
-----------

         Pursuant to the terms of the Investment Advisory Agreement, the Adviser has entered into three separate Sub-Investment Advisory Agreements each dated as of August 20, 1996 (collectively, the "Sub-Advisory Agreements"). The first Sub-Advisory Agreement is with Miller Anderson & Sherrerd LLP, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 ("Miller Anderson"). The second Sub-Advisory Agreement is with Loomis, Sayles & Company, L.P., 3 First National Plaza, Suite 5450, Chicago, Illinois 60600 ("Loomis"). The third Sub-Advisory Agreement is with Columbus Circle Investors, One Station Place, Stamford, Connecticut 06902 ("Columbus"). Pursuant to the terms of such Sub-Investment Advisory Agreements, Miller Anderson, Loomis and Columbus have each been retained by the Adviser to manage the investment and reinvestment of a portion the assets of the Diversified Equity Fund, subject to the direction and control of the Adviser and the Group's Board of Trustees.

         Under this arrangement, the Sub-Advisers are responsible for the day-to-day management of the Diversified Equity Fund's assets, investment performance, policies and guidelines, and maintaining certain books and records, and the Adviser is responsible for selecting and monitoring the performance of each of the Sub- Advisers, and for reporting the activities of the Sub-Advisers in managing the Diversified Equity Fund to the Group's Board of Trustees.

         For their services provided and expenses assumed pursuant to their respective Sub-Investment Advisory Agreement with the Adviser, the Sub-Advisers receive from the Adviser a fee (computed daily and paid monthly as a percentage of the Diversified Equity Fund's average daily net assets managed by that Sub-Adviser) at the following annual rates: for Miller Anderson, 0.625% up to $25,000,000 and 0.375% of the excess over $25,000,000; for Loomis, 0.65% up to
$5,000,000 and 0.50% of the excess over $5,000,000; and for Columbus, 1.00% up to $10,000,000 and 0.50% of the excess over $10,000,000.

         Miller Anderson was founded in 1969 and is wholly owned by Morgan Stanley, Dean Witter, Discover & Co.

         Loomis was founded in 1926 and established its Chicago office in 1952. Loomis' sole general partner is Loomis, Sayles & Company, Incorporated.

         Columbus was founded in 1975 and is a sub-partnership of PIMCO Advisors L.P., a publicly held limited partnership whose general partner is owned by Pacific Mutual Life Insurance Company and the managing directors of one of the subpartnerships of PIMCO Advisors L.P.

         For the fiscal period ended June 30, 1997, the Subadvisers earned the amounts indicated below with respect to their subinvestment advisory services to the Diversified Equity Fund pursuant to the Sub-Investment Advisory Agreements:

                                                         Fiscal Period Ended
Sub-Adviser                                               June 30, 1997(1)
-----------                                               ----------------

Miller Anderson                                               $109,119

Loomis                                                          89,219

Columbus                                                       121,527

----------------------

1        Commenced operations September 23, 1996.

         Unless sooner terminated, each of the Sub-Investment Advisory Agreements continue in effect as to the Diversified Equity Fund until August 20, 1998, and thereafter for successive one-year periods ending August 20 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Sub-Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Sub-Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Each of the Sub-Investment Advisory Agreements are terminable as to the Diversified Equity Fund at any time on 60 days' written notice without penalty by the Fund, by vote of a majority of the outstanding shares of that Fund, or on 60 days' prior written notice from the Subadviser. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         Each of the Sub-Investment Advisory Agreements provide that the respective Sub-Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective Sub-Advisers in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement with respect to each Fund, other than the Diversified Equity Fund, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each such Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Pursuant to the Sub-Investment Advisory Agreements, the Sub-Advisers determine, subject to the supervision of the Adviser and the overall general supervision of the Group's Board of Trustees and in accordance with the Diversified Equity Fund's investment objectives and policies, which securities are to be purchases and sold by such Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions.

         Purchases and sales of portfolio securities with respect to the Income Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser or the applicable Sub-Adviser, as the case may be, in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser or the applicable Sub-Adviser, as the case may be, may receive orders for transactions on behalf of the Funds. The Adviser and each Sub-Adviser are authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser or Sub-Adviser, as the case may be, determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Adviser or Sub-Adviser, as the case may be, is considered to be in addition to and not in lieu of services required to be performed by such Adviser or Sub-Adviser under its respective agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser or Sub-Adviser, as the case may be, who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement and Sub-Advisory Agreements, the Adviser and Sub-Advisers are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser and/or the Sub-Advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Group and the Funds.


         While the Adviser and the Sub-Advisers generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above. For the fiscal period ended June 30, 1997, the Funds paid the following brokerage commissions in connection with their respective portfolio transactions:

          Fund                            Brokerage Commissions
          ----                            ---------------------

Diversified Equity Fund                            $88,731

Income Equity Fund                                  81,914

Special Equity Fund                                 61,590

Income Fund                                           0

         The Adviser, on behalf of the Diversified Equity Fund, the Income Equity Fund and the Special Equity Fund, may direct brokerage transactions to various brokers, including Bear Stearns, Bradcourt, Interstate Securities, William O'Neill, Frank Russell and Weeden, in return for the provision of research, including research and news services, such as Bloomberg, ISI Research service, Value Line, William Inference Research Service and Leuthold Research. For the fiscal period ended June 30, 1997, the amount of such transactions and related commissions on behalf of the Diversified Equity Fund were $5,151,355 and $5,635, respectively, on behalf of the Income Equity Fund were $926,932 and $3,260, respectively, and on behalf of the Special Equity Fund were $4,794,907 and $15,729, respectively.


         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Group or any other investment company or account managed by the Adviser or any of the Sub-Advisers. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as the case may be, believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser and the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement and the Sub- Advisory Agreements, in making investment recommendations for the Funds, neither the Adviser nor any Sub-Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, any Sub-Adviser, any of their parents or subsidiaries or affiliates and, in dealing with its customers, the Adviser, the Sub-Advisers, their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.

         For the fiscal period ended June 30, 1997, the Diversified Equity Fund held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1997, such Fund held $406,000 of common stock of Merrill, Lynch, Pierce, Fenner & Smith.

Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Group's relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated as of August 20, 1996 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Advisers under the Sub-Advisory Agreements, by The Fifth Third Bank under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, assist the Group or its designee in the preparation of, and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Advisers under the Sub-Investment Advisory Agreements, by The Fifth Third Bank under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency and Fund Accounting Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets.

         For the fiscal period ended June 30, 1997, the Administrator earned and voluntarily waived the amounts indicated below with respect to its services to the indicated Funds pursuant to the Administration Agreement:

                                         Fiscal Period Ended
                                          June 30, 1997(1)
                                         -------------------

                                       Fees                 Fees
                                      Earned               Waived

Diversified Equity Fund              $105,323                --

Income Equity Fund                     51,936                --

Special Equity Fund                    41,685            $2,171

Income Fund                            76,430                --

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on August 20, 1999. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

         BISYS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated as of August 20, 1996 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect until August 20, 1998, and year to year thereafter for successive annual periods ending on August 20, if, as to each Fund, such continuance is approved at least annually by (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

         As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay BISYS in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the Shares of that Fund (the "12b-1 Fee"). Payments of the 12b-1 Fee to BISYS will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to a Fund's Shares, (ii) for promotional activities intended to result in the sale of Shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares. Participating Organizations include banks (including affiliates of the Adviser), broker-dealers, the Adviser, BISYS and other institutions. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS.

         As required by Rule 12b-1, the Plan was approved by the initial Shareholder of each of the Funds and by the Board of Trustees, including a majority of the Trustees who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Trustees of the Group believes that the Plan is in the best interests of each Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         BISYS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

         For the fiscal period ended June 30, 1997, the Funds incurred the following amounts pursuant to the Plan for payments to have been made to BISYS for certain distribution and shareholder services described above, all of which were voluntarily waived by BISYS:

                                     Fiscal Period Ended
                                       June 30, 1997(1)
                                     -------------------

                                        Fees Incurred

Diversified Equity Fund                   $131,653

Income Equity Fund                          64,713

Special Equity Fund                         52,106

Income Fund                                 95,550

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

Administrative Services Plan
----------------------------

         As described in the Prospectus, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its correspondent and affiliated banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees. As of the date hereof, the Group has not entered into any such servicing agreements.

Custodian
---------

         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (the "Custodian"), has been selected to serve as the Funds' custodian pursuant to the Custody Agreement dated as of August 20, 1996. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated as of August 20, 1996. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         For the fiscal period ended June 30, 1997, the Transfer Agent received the following fees for services as transfer agent for the Funds:

                                               Fiscal Period Ended
                                                 June 30, 1997(1)
                                               -------------------

Diversified Equity Fund                             $28,892

Income Equity Fund                                   23,797

Special Equity Fund                                  22,347

Income Fund                                          26,460

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of August 20, 1996. BISYS Fund Services, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or
(b) $50,000 minus the fee paid by such Fund under its Management and Administration Agreement with BISYS of the same date. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

         For the fiscal period ended June 30, 1997, BISYS Fund Services, Inc. received the fees indicated below with respect to its fund accounting services to the indicated Funds:

                                              Fiscal Period Ended
                                                June 30, 1997(1)
                                              -------------------
Diversified Equity Fund                             $15,798

Income Equity Fund                                    7,790

Special Equity Fund                                   6,757

Income Fund                                          11,464

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

Auditors
--------

         The financial statements for each of the Funds as of June 30, 1997, and for the periods indicated therein, appearing in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, Ohio 43215, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

Legal Counsel
-------------

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has 17 series of shares, one of which represents interests in the Diversified Equity Fund, one of which represents interests in the Income Equity Fund, one of which represents interests in the Special Equity Fund and one of which represents interests in the Income Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         As of October 16, 1997, the following is the only entity known to the Group who owns of record or beneficially 5% or more of the outstanding Shares of any Fund: 1st Source Bank, P. O. Box 1602, South Bend, Indiana 46634 owned of record and beneficially 97.26% of the issued and outstanding Shares of the Income Fund, 96.47% of the issued and outstanding Shares of the Income Equity Fund, 98.00% of the issued and outstanding Shares of the Diversified Equity Fund and 95.53% of the issued and outstanding Shares of the Special Equity Fund.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Share-holders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information
--------------------------

         Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, in taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months. In addition, to utilize the tax provisions specially applicable to regulated investment companies, each Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.


         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Mid-term capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on mid-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months.


         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Income Fund's net investment income is expected to be derived from earned interest, it is anticipated that no distributions from those Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities, if any. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of a Fund, if such Shareholder (1) fails to furnish the Group with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Group that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         GENERAL. Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation.

         In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.

Yield
-----

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield will vary from time to time depending upon market conditions, the composition of the particular Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         For the 30-day period ended June 30, 1997, the yields for the Income Equity Fund and the Income Fund were 1.78% and 5.38%, respectively, assuming the imposition of the maximum sales charge, and 1.88% and 5.60%, respectively, excluding the effect of any sales charge.

Calculation of Total Return
---------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one year, five year and ten year periods ended June 30, 1997, and the respective periods from commencement of operations to June 30, 1997, the average annual total returns for the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund are set forth in the following table. Such performance information includes the prior performance of the respective CIFs for such Funds during those periods which had been restated to reflect the estimated fees for those Funds.


                                                        Average Annual Total Return
                                                        ---------------------------
                                With Maximum Sales Load(1)                             Without Sales Load
                                --------------------------                             ------------------
                                                              Since                                             Since
       Fund             1 Year     5 Year      10 Year       Inception     1 Year     5 Year      10 Year      Inception
       ----             ------     ------      -------       ---------     ------     ------      -------      ---------

Diversified             16.23%     15.06%       11.40%         11.78%       22.52%     16.26%      11.96%       12.27%
Equity2

Income                  20.98%     17.07%       11.52%         13.38%       27.42%     18.32%      12.09%       13.91%
Equity3

Special                 -8.10%     16.11%       12.49%         12.88%       -3.27%     17.27%      13.04%       13.37%
Equity3

Income2                  2.63%      5.08%        6.77%          7.11%        6.84%      5.96%       7.21%        7.56%



1 The maximum sales load for the Diversified Equity, Income Equity and Special Equity Funds is 5.00%. For the Income Fund, the maximum sales load is 4.00%.
2        Commenced operations June 30, 1985.
3        Commenced operations November 30, 1985.

         Of course, past performance is no guarantee as to future performance.

Distribution Rates
------------------

         Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other banking institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group;
(5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and
(9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.

Miscellaneous
-------------

         Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of

Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                                                 DIVERSIFIED      SPECIAL                       INCOME
                                                                   EQUITY         EQUITY         INCOME         EQUITY
                                                                    FUND           FUND           FUND           FUND
                                                                 -----------    -----------    -----------    -----------
                         ASSETS:
Investments, at value (cost $56,066,526; $22,355,918;
  $52,284,186; and $29,485,277, respectively).................   $70,087,039    $24,881,284    $52,174,044    $37,599,831
Repurchase agreements (cost $5,116,881; 5,954,715; $1,942,995;
  and $1,560,619, respectively)...............................     5,116,881      5,954,715      1,942,995      1,560,619
                                                                 -----------    -----------    -----------    -----------
      Total Investments.......................................    75,203,920     30,835,999     54,117,039     39,160,450
Interest and dividends receivable.............................        47,851          4,560        735,682        123,871
Receivable from brokers for investments sold..................       567,808             --             --             --
Unamortized organization costs................................        11,757          4,099          9,274          5,889
Prepaid expenses and other assets.............................           300             16            203            419
                                                                 -----------    -----------    -----------    -----------
      Total Assets............................................    75,831,636     30,844,674     54,862,198     39,290,629
                                                                 -----------    -----------    -----------    -----------
                         LIABILITIES:
Payable to brokers for investments purchased..................       709,206        271,755             --             --
Options written, at value (premiums received $11,193).........            --             --             --         33,000
Accrued expenses and other payables:
    Investment advisory fees..................................        66,831         19,612         24,030         25,192
    Administration fees.......................................         1,640            657          1,199            856
    Custodian fees............................................         2,156          1,084          1,312          1,058
    Accounting fees...........................................           817            513            236            128
    Trustees' fees............................................           989            385          2,120          2,180
    Legal fees................................................         4,247            688          1,064          2,288
    Audit fees................................................         7,481          6,028          6,102          4,781
    Printing fees.............................................        25,824          8,793         15,855         13,786
    Transfer agent fees.......................................         2,445            252          2,325          1,529
    Registration and filing fees..............................        20,479         10,547         19,427         10,248
    Other.....................................................            12            119             --             34
                                                                 -----------    -----------    -----------    -----------
      Total Liabilities.......................................       842,127        320,433         73,670         95,080
                                                                 -----------    -----------    -----------    -----------
                         NET ASSETS:
Capital.......................................................    54,626,028     29,049,845     55,066,773     28,373,212
Undistributed (distribution in excess of) net investment
  income......................................................        (1,421)         3,400         47,620         29,381
Net unrealized appreciation (depreciation) on investments.....    14,020,513      2,525,366       (110,142)     8,092,747
Accumulated undistributed net realized gains (losses) on
  investment transactions.....................................     6,344,389     (1,054,370)      (215,723)     2,700,209
                                                                 -----------    -----------    -----------    -----------
    Net Assets................................................   $74,989,509    $30,524,241    $54,788,528    $39,195,549
                                                                 ===========    ===========    ===========    ===========
Outstanding units of beneficial interest (shares).............     6,355,147      3,181,817      5,408,293      3,190,928
                                                                 ===========    ===========    ===========    ===========
Net asset value -- redemption price per share.................   $     11.80    $      9.59    $     10.13    $     12.28
                                                                 ===========    ===========    ===========    ===========
Maximum Sales Charge..........................................         5.00%          5.00%          4.00%          5.00%
                                                                 ===========    ===========    ===========    ===========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to nearest cent) per share.........   $     12.42    $     10.09    $     10.55    $     12.93
                                                                 ===========    ===========    ===========    ===========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS
                         FOR PERIOD ENDED JUNE 30, 1997

                                               DIVERSIFIED     SPECIAL                     INCOME
                                                 EQUITY        EQUITY        INCOME        EQUITY
                                                 FUND(a)       FUND(a)      FUND(a)       FUND(a)
                                               -----------    ---------    ----------    ----------
INVESTMENT INCOME:
Interest income.............................   $    52,441    $ 178,759    $2,434,665    $  164,121
Dividend income.............................       744,988      120,869       149,797       807,825
                                               -----------    ---------    ----------    ----------
  Total Income..............................       797,429      299,628     2,584,462       971,946
                                               -----------    ---------    ----------    ----------
EXPENSES:
Investment advisory fees....................       579,272      166,740       210,181       207,742
Administration fees.........................       105,323       41,685        76,430        51,936
12b-1 fees..................................       131,653       52,106        95,550        64,713
Custodian fees..............................        21,575        6,885         4,686         4,169
Accounting fees.............................        23,318        8,178        15,380         9,424
Trustees' fees and expenses.................         5,703        2,070         5,368         5,145
Legal fees..................................        13,914        6,510         6,433         9,287
Audit fees..................................        13,101       11,648        11,722        10,401
Printing costs..............................        32,579       11,501        21,039        18,852
Organization costs..........................         3,818        1,410         2,895         1,848
Transfer agent fees.........................        28,892       22,347        26,460        23,797
Registration and filing fees................        22,037       11,794        20,815        11,396
Other.......................................         1,987          804           919         1,529
                                               -----------    ---------    ----------    ----------
Total expenses..............................       983,172      343,678       497,878       420,239
     Less: expenses voluntarily reduced.....      (131,653)     (54,277)      (95,550)      (64,714)
                                               -----------    ---------    ----------    ----------
Net expenses................................       851,519      289,401       402,328       355,525
                                               -----------    ---------    ----------    ----------
Net investment income (loss)................       (54,090)      10,227     2,182,134       616,421
                                               -----------    ---------    ----------    ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Net realized gains (losses) on investment
  transactions..............................     7,722,828     (253,355)     (215,572)    2,858,798
Change in unrealized
  appreciation/depreciation on
  investments...............................     5,132,388      304,921       790,234     4,364,604
                                               -----------    ---------    ----------    ----------
Net realized/unrealized gains (losses) on
  investments...............................    12,855,216       51,566       574,662     7,223,402
                                               -----------    ---------    ----------    ----------
Change in net assets resulting from
  operations................................   $12,801,126    $  61,793    $2,756,796    $7,839,823
                                               ===========    =========    ==========    ==========

---------
(a) Commencement of operations of the Funds began September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             DIVERSIFIED       SPECIAL                          INCOME
                                                             EQUITY FUND     EQUITY FUND     INCOME FUND     EQUITY FUND
                                                             ------------    ------------    ------------    ------------
                                                              FOR PERIOD      FOR PERIOD      FOR PERIOD      FOR PERIOD
                                                                ENDED           ENDED           ENDED           ENDED
                                                               JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                               1997(a)         1997(a)         1997(a)         1997(a)
                                                             ------------    ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income(loss).............................   $    (54,090)   $     10,227    $ 2,182,134     $    616,421
  Net realized gains (losses) on investment
    transactions..........................................      7,722,828        (253,355)      (215,572)       2,858,798
  Net change in unrealized appreciation/depreciation on
    investments...........................................      5,132,388         304,921        790,234        4,364,604
                                                             ------------    ------------    ------------    ------------
Change in net assets resulting from operations............     12,801,126          61,793      2,756,796        7,839,823
                                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..............................             --         (10,227)    (2,141,355)        (590,716)
  In excess of net investment income......................             --            (337)            --               --
  From net realized gains on investments..................     (1,332,828)                            --         (158,589)
  In excess of net realized gains on investments..........             --        (801,015)            --
                                                             ------------    ------------    ------------    ------------
Change in net assets from shareholder distributions.......     (1,332,828)       (811,579)    (2,141,355)        (749,305)
                                                             ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................     84,469,233      38,050,281     66,488,773       42,293,659
  Dividends reinvested....................................      1,332,616         811,083      2,132,592          746,329
  Cost of shares redeemed.................................    (22,280,638)     (7,587,337)   (14,448,278)     (10,934,957)
                                                             ------------    ------------    ------------    ------------
Change in net assets from capital transactions............     63,521,211      31,274,027     54,173,087       32,105,031
                                                             ------------    ------------    ------------    ------------
Change in net assets......................................     74,989,509      30,524,241     54,788,528       39,195,549
NET ASSETS:
  Beginning of period.....................................              0               0              0                0
                                                             ------------    ------------    ------------    ------------
  End of period...........................................   $ 74,989,509    $ 30,524,241    $54,788,528     $ 39,195,549
                                                             ============    ============    ============    ============
SHARE TRANSACTIONS:
  Issued..................................................      8,361,129       3,865,762      6,626,551        4,149,432
  Reinvested..............................................        125,956          83,724        210,754           68,376
  Redeemed................................................     (2,131,938)       (767,669)    (1,429,012)      (1,026,880)
                                                             ------------    ------------    ------------    ------------
Change in shares..........................................      6,355,147       3,181,817      5,408,293        3,190,928
                                                             ============    ============    ============    ============

---------
(a) Commencement of operations of the Funds began September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS (92.4%):
Aerospace/Defense--Equipment (1.9%)
     22,100   Boeing Co.....................  $  1,172,681
      3,500   Raytheon Co...................       178,500
        800   Textron, Inc..................        53,100
                                              ------------
                                                 1,404,281
                                              ------------
Apparel (1.1%)
      5,300   Russell Corp..................       157,013
      7,100   Talbots, Inc..................       241,400
      5,300   VF Corp.......................       449,175
                                              ------------
                                                   847,588
                                              ------------
Automotive Parts (1.0%)
      4,500   Dana Corp.....................       171,000
      3,600   Eaton Corp....................       314,325
      5,000   TRW, Inc......................       284,063
                                              ------------
                                                   769,388
                                              ------------
Banking (3.2%)
      5,500   Bank of New York, Inc.........       239,250
      3,900   Chase Manhattan Corp..........       378,544
      2,600   Crestar Financial Corp........       101,075
      6,400   First Union Corp..............       592,000
      4,800   Mellon Bank Corp..............       216,600
      7,400   NationsBank Corp..............       477,300
      2,200   Republic New York Corp........       236,500
      5,100   Signet Banking Corp...........       183,600
                                              ------------
                                                 2,424,869
                                              ------------
Beverages (0.6%)
     11,900   Pepsico Inc...................       446,994
                                              ------------
Building Materials (0.3%)
      5,700   Owens Corning.................       245,813
                                              ------------
Chemicals (3.5%)
      5,700   Cabot Corp....................       161,738
      1,900   Dow Chemical Co...............       165,538
      3,700   E. I. du Pont de Nemours &
                Co..........................       232,638
      3,500   FMC Corp.(b)..................       278,031
      7,500   Great Lakes Chemical Corp.....       392,813
      3,400   IMC Global, Inc...............       119,000
     22,500   Monsanto Corp.................       968,905
      3,200   Rohm & Haas Co................       288,200
                                              ------------
                                                 2,606,863
                                              ------------
Commercial Goods & Services (2.0%)
     58,950   CUC International, Inc.(b)....     1,521,647
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Computer Software (3.7%)
      4,500   3COM Corp.(b).................  $    202,500
      7,100   Cisco Systems, Inc.(b)........       476,588
      8,300   Computer Associates
                International, Inc..........       462,206
      8,800   McAfee Associates(b)..........       555,500
      8,600   Microsoft Corp.(b)............     1,086,825
                                              ------------
                                                 2,783,619
                                              ------------
Computers (8.3%)
      5,500   Compaq Computer Corp.(b)......       545,875
      6,300   Dell Computer Corp.(b)........       739,856
     15,000   EMC Corp(b)...................       585,000
     22,900   HBO & Co......................     1,577,237
      6,500   Honeywell, Inc................       493,188
      6,200   Intel Corp....................       879,237
      7,200   International Business
                Machines Corp...............       649,350
      9,500   Seagate Technology, Inc.(b)...       334,281
      1,200   Stratus Computer, Inc.(b).....        60,000
      8,600   Western Digital(b)............       271,975
                                              ------------
                                                 6,135,999
                                              ------------
Consumer Goods & Services (0.3%)
      5,600   Newell........................       221,900
                                              ------------
Diversified Products (1.9%)
     12,400   Aeroquip-Vickers Inc..........       585,900
      9,600   General Electric..............       627,600
      8,600   Westinghouse Electric Corp....       198,875
                                              ------------
                                                 1,412,375
                                              ------------
Electrical Equipment (0.1%)
      1,600   Arrow Electronics, Inc.(b)....        85,000
          0   Molex Inc.(c).................             9
                                              ------------
                                                    85,009
                                              ------------
Electronic Components (2.0%)
      7,800   LSI Logic Corp.(b)............       249,600
      7,600   Solectron Corp.(b)............       532,475
      4,100   Tektronix, Inc................       246,000
      2,300   Texas Instruments.............       193,344
      6,100   Xilinx Incorporated(b)........       299,281
                                              ------------
                                                 1,520,700
                                              ------------
Engines--Internal Combustion (1.0%)
     10,800   Cummins Engine Co., Inc.......       762,075
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Environmental Services (1.0%)
     12,900   Browning-Ferris Industries,
                Inc.........................  $    428,925
     10,300   Waste Management Inc..........       330,888
                                              ------------
                                                   759,813
                                              ------------
Financial Services (4.5%)
      6,600   Associates First Capital
                Corp........................       366,300
      6,100   Capital One Financial Corp....       230,275
      2,300   Citicorp......................       277,294
      4,200   Federal National Mortgage
                Assoc.......................       183,225
      6,800   Merrill Lynch & Co., Inc......       405,450
     15,900   MGIC Investment Corp..........       762,205
     17,000   Schwab, Charles Corp..........       691,688
      7,400   Washington Mutual, Inc........       442,150
                                              ------------
                                                 3,358,587
                                              ------------
Food & Related (0.8%)
      6,200   Archer-Daniels-Midland Co.....       145,700
      8,100   IBP, Inc......................       188,325
      6,000   Universal Foods Corp..........       228,750
                                              ------------
                                                   562,775
                                              ------------
Forest & Paper Products (0.3%)
      2,500   Georgia Pacific Corp..........       213,438
                                              ------------
Funeral Services (0.6%)
     14,400   Service Corp. International...       473,400
                                              ------------
Hospital Supply & Management (0.5%)
      4,700   Columbia/HCA Healthcare
                Corp........................       184,769
      3,100   Oxford Health Plans,
                Inc.(b).....................       222,425
                                              ------------
                                                   407,194
                                              ------------
Household--General Products (0.4%)
      4,800   Premark International, Inc....       128,400
      5,000   Tupperware Corp...............       182,500
                                              ------------
                                                   310,900
                                              ------------
Human Resources (0.5%)
      4,800   Manpower Inc..................       213,600
      6,700   Olsten Corp...................       130,231

                                              ------------
                                                   343,831
                                              ------------

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Insurance (6.3%)
      1,650   AEGON N.V.....................  $    115,603
      2,200   Aetna Services, Inc...........       225,225
     14,600   Allstate Corp.................     1,065,799
      4,800   American General Corp.........       229,200
      4,200   American International Group,
                Inc.........................       627,375
      3,200   Chubb Corp....................       214,000
      4,900   Conseco Inc...................       181,300
      7,300   Everest Reinsurance Holdings,
                Inc.........................       289,263
     11,700   Exel Ltd......................       617,175
      2,200   Hartford Financial Services
                Group.......................       182,050
      6,500   Old Republic International
                Corp........................       197,031
      3,800   Providian Corp................       122,075
      3,400   ReliaStar Financial Corp......       248,625
      4,500   TIG Holdings Inc..............       140,625
        900   Torchmark Corp................        64,125
      2,100   Transatlantic Holdings,
                Inc.........................       208,425
                                              ------------
                                                 4,727,896
                                              ------------
Linen Supply & Related Items (0.2%)
      2,600   Cintas Corp...................       178,750
                                              ------------
Machine Tools & Related Products (0.5%)
      9,200   Kennametal, Inc...............       395,600
                                              ------------
Machinery & Equipment (2.9%)
      9,000   Case Corp.....................       619,875
      1,800   Caterpillar, Inc..............       193,275
      7,000   Deere & Co....................       384,125
      8,000   Harnischfeger Industries,
                Inc.........................       332,000
      4,600   Tecumseh Products Co.,........       275,425
     11,500   Thermo Electron Corp.(b)......       395,313
                                              ------------
                                                 2,200,013
                                              ------------
Manufacturing (0.4%)
      4,500   Parker-Hannifin Corp..........       273,094
                                              ------------
Medical Services & Supplies (1.0%)
     28,700   HEALTHSOUTH Corp.(b)..........       715,706
                                              ------------
Medical--HMO (0.5%)
      8,840   Foundation HealthCorp. A(b)...       267,962
      4,900   Maxicare Health Plans,
                Inc.(b).....................       109,638
                                              ------------
                                                   377,600
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Medical--Instruments/Products (2.9%)
      7,300   Beckman Instruments Inc.......  $    352,225
      7,700   Boston Scientific Corp.(b)....       473,069
      7,600   Guidant Corp..................       646,000
      6,100   Mallinckrodt, Inc.............       231,800
      3,600   Medtronic, Inc................       291,600
      9,600   Nellcor Puritan Bennett,
                Inc.(b).....................       174,000
                                              ------------
                                                 2,168,694
                                              ------------
Medical--Wholesale Drug Distribution (0.3%)
      3,950   Cardinal Health, Inc..........       226,138
                                              ------------
Motor Vehicles (1.5%)
     18,300   Ford Motor Co.................       690,825
      7,300   General Motors Corp...........       406,519
                                              ------------
                                                 1,097,344
                                              ------------
Office Supplies & Forms (0.1%)
      3,400   Standard Register Co..........       104,125
                                              ------------
Oil & Gas--Domestic (0.4%)
      3,300   Amoco Corp....................       286,894
                                              ------------
Oil & Gas--Exploration/Production (2.3%)
     16,400   Anadarko Petroleum Corp.......       984,000
     15,400   Cross Timbers Oil Co..........       296,450
      5,800   Repsol SA.....................       246,138
      5,400   Ultramar Diamond Shamrock
                Corp........................       176,175
                                              ------------
                                                 1,702,763
                                              ------------
Oil--Gas Services (5.4%)
     21,200   Baker Hughes, Inc.............       820,175
      2,700   El Paso Natural Gas Co........       148,500
      7,900   Halliburton Co................       626,075
     29,100   Rowan Cos., Inc.(b)...........       820,256
      9,800   Schlumberger Ltd..............     1,224,999
     14,000   Tosco Corp....................       419,125
                                              ------------
                                                 4,059,130
                                              ------------
Oil--Integrated Companies (1.7%)
      3,800   Atlantic Richfield Co.........       267,900
      4,600   British Petroleum Co., Plc....       344,425
      4,500   Phillips Petroleum Co.........       196,875
     15,200   USX -- Marathon Group.........       438,900
                                              ------------
                                                 1,248,100
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (6.3%)
      4,100   Amgen, Inc.(b)................       238,313
      9,625   Bergen Brunswig Corp. Class
                A...........................       268,297
      2,700   Bristol-Myers Squibb Co.......       218,700
     13,200   Lilly, Eli & Co...............     1,442,924
      9,300   Pfizer Inc....................     1,111,350
     11,200   Somatogen, Inc.(b)............        51,800
     11,400   Warner Lambert................     1,416,449
                                              ------------
                                                 4,747,833
                                              ------------
Pipelines (0.3%)
      7,600   MAPCO, Inc....................       239,400
                                              ------------
Railroad (0.4%)
      1,800   Burlington Northern Santa
                Fe..........................       161,775
      3,100   CSX Corp......................       172,050
                                              ------------
                                                   333,825
                                              ------------
Restaurants (1.6%)
     24,800   Starbucks Corp.(b)............       965,650
      9,200   Wendy's International, Inc....       238,625
                                              ------------
                                                 1,204,275
                                              ------------
Retail (5.6%)
     20,500   Borders Group(b)..............       494,562
      5,700   CVS Corporation...............       292,125
      5,700   Dillards Inc., Class A........       197,363
     12,600   Home Depot, Inc...............       868,612
      6,400   Kohls Corporation(b)..........       338,800
     47,200   PETsMART, Inc.(b).............       542,799
     11,500   Price/Costco Inc.(b)..........       378,063
      5,800   Safeway, Inc.(b)..............       267,525
     17,600   Staples, Inc.(b)..............       409,200
     16,400   TJX Cos., Inc.................       432,550
                                              ------------
                                                 4,221,599
                                              ------------
Telecommunications (6.5%)
      8,900   America Online(b).............       495,063
     14,750   Andrew Corp.(b)...............       414,844
      9,700   Ascend Communications,
                Inc.(b).....................       381,938
      7,050   Glenayre Technologies,
                Inc.(b).....................       115,444
      6,500   Lucent Technologies, Inc......       468,406
      7,600   Motorola, Inc.................       577,600
     17,100   NEXTEL Communications(b)......       323,831
      6,400   QUALCOMM, Inc.(b).............       325,600
     18,100   Tele-Communications,
                Inc.(b).....................       269,238
     14,200   Tellabs, Inc.(b)..............       793,424
     22,700   WorldCom, Inc.(b).............       726,399
                                              ------------
                                                 4,891,787
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Textile (0.2%)
      3,100   Springs Industries, Inc.......  $    163,525
                                              ------------
Tires & Rubber Products (0.8%)
      9,300   Goodyear Tire & Rubber Co.....       588,806
                                              ------------
Tobacco (2.3%)
     30,600   Philip Morris Cos., Inc.......     1,357,875
     11,300   RJR Nabisco Holdings Corp.....       372,900
                                              ------------
                                                 1,730,775
                                              ------------
Toys (0.4%)
      8,000   Toys "R" Us, Inc.(b)..........       280,000
                                              ------------
Transportation--Air (0.6%)
      2,300   AMR Corp. Del(b)..............       212,750
      2,800   UAL Corp.(b)..................       200,375
                                              ------------
                                                   413,125
                                              ------------
Utilities--Electric (1.0%)
      4,400   Central Maine Power Co........        54,450
      3,100   CINergy Corp..................       107,919
      4,800   DTE Energy Co.................       132,600
      2,611   Duke Energy Corp..............       125,165
      5,600   Entergy Corp..................       153,300
      4,600   GPU, Inc......................       165,025
                                              ------------
                                                   738,459
                                              ------------

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities--Gas & Pipeline (0.5%)
      6,700   Sonat, Inc....................       343,375
                                              ------------
              Total Common Stocks...........    69,277,689
                                              ------------
PREFERRED STOCKS (1.1%)
Forest & Paper Products (0.2%)
      4,000   Westvaco Corp.................       125,750
                                              ------------
Oil & Gas (0.4%)
      8,800   YPF Sociedad Anonima-Spondored
                ADR.........................       270,600
                                              ------------
Utilities-Telephone (0.5%)
      5,600   Nokia Corp-Sponsored ADR......       413,000
                                              ------------
              Total Preferred Stocks........       809,350
                                              ------------
REPURCHASE AGREEMENTS (6.8%)
$ 5,116,881   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $5,220,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value--$5,221,632)...     5,116,881
                                              ------------
              Total Repurchase Agreements...     5,116,881
                                              ------------
              Total (Cost--$61,183,407)
                (a).........................  $ 75,203,920
                                              ============

---------

Percentages indicated are based on net assets of $74,989,509.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $36,096. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $15,081,166
        Unrealized depreciation..........................    (1,096,749)
                                                            -----------
        Net unrealized appreciation......................   $13,984,417
                                                            ===========

(b) Represents non-income producing securities
(c) Amount owned is a fractional share.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS (80.4%)
Aerospace/Defense--Equipment (0.8%)
      7,500   AAR Corp......................   $   242,344
                                               -----------
Air Transportation (3.0%)
     11,000   Atlas Air, Inc.(b)............       379,500
     21,000   Southwest Airlines Co.........       543,375
                                               -----------
                                                   922,875
                                               -----------
Apparel Manufacturers (1.7%)
     16,650   Wolverine World Wide..........       505,744
                                               -----------
Automotive Parts (1.5%)
     11,000   Tower Automotive(b)...........       473,000
                                               -----------
Banking (2.9%)
     11,000   Bank United Corp., Class A....       418,000
     29,000   Commonwealth Bancorp, Inc.....       474,875
                                               -----------
                                                   892,875
                                               -----------
Beer, Wine & Distilled Beverages (0.6%)
     20,000   Boston Beer Co., Inc.(b)......       197,500
                                               -----------
Commercial Goods & Services (3.3%)
     22,000   ABR Information Services,
                Inc.,(b)....................       638,000
     36,000   Warrentec Corp.(b)............       373,500
                                               -----------
                                                 1,011,500
                                               -----------
Communications Equipment (3.7%)
     37,000   CCC Information Services
                Group(b)....................       721,500
     12,500   Sawtek, Inc.(b)...............       421,875
                                               -----------
                                                 1,143,375
                                               -----------
Computer Software (11.4%)
     24,800   Citrix Systems, Inc.(b).......     1,088,099
     55,000   Dataware Technologies
                Inc.(b).....................       165,000
     11,000   Great Plains Software,
                Inc.(b).....................       297,000
     15,100   I2 Technologies Inc(b)........       468,100
     17,000   JDA Software Group Inc,(b)....       580,125
     36,000   Microware Systems Corp.(b)....       319,500
     17,000   Netscape Communications
                Corp.(b)....................       545,063
                                               -----------
                                                 3,462,887
                                               -----------
Electronic Components (5.9%)
     36,000   S 3, Inc.(b)..................       396,000
     60,200   Sonic Solutions, Inc.(b)......       308,525
     21,000   Triquint Semiconductor,
                Inc.(b).....................       721,875
     11,750   Vitesse Semiconductor(b)......       384,078
                                               -----------
                                                 1,810,478
                                               -----------



  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Emerging Technology (0.4%)
     19,000   Electric Fuel Corp.(b)........   $   125,875
                                               -----------
Financial Services (6.6%)
     23,000   Aames Financial Corp..........       425,500
     18,000   ITLA Capital Corp(b)..........       292,500
     30,000   Long Beach Financial
                Corp(b).....................       262,500
     15,000   Mego Mortgage Corp.(b)........       150,000
     22,500   Ocwen Asset Investment
                Corp.(b)....................       455,625
      7,000   Washington Mutual, Inc........       418,250
                                               -----------
                                                 2,004,375
                                               -----------
Human Resources (1.1%)
     21,900   SOS Staffing Services,
                Inc.(b).....................       339,450
                                               -----------
Leisure & Recreational Products (2.1%)
     17,600   Cannondale Corp.(b)...........       312,400
     18,200   North Face, Inc.(b)...........       332,150
                                               -----------
                                                   644,550
                                               -----------
Medical Services & Supplies (10.3%)
      9,400   Agouron Pharmaceuticals,
                Inc.(b).....................       760,225
     24,000   Columbia Laboratories
                Inc.(b).....................       393,000
     28,000   HEALTHSOUTH Corp.(b)..........       698,250
     29,000   ICOS Corp.(b).................       239,250
     21,000   Martek Bioscience Corp.(b)....       246,750
     33,000   Vivus, Inc.(b)................       785,812
                                               -----------
                                                 3,123,287
                                               -----------
Medical--Biotechnology (0.9%)
     18,000   Alkermes(b)...................       261,000
                                               -----------
Medical--Hosp Management Services (2.0%)
     34,000   Orthodontic Centers Of
                America, Inc.,(b)...........       618,375
                                               -----------
Medical--Hospitals (0.3%)
     49,000   Integrated Medical
                Resources(b)................       101,063
                                               -----------
Oil--Field Services (0.8%)
      9,700   Pride International,
                Inc.(b).....................       232,800
                                               -----------
Oil--Gas Services (2.4%)
     21,600   Newpark Resources(b)..........       729,000
                                               -----------
Pharmaceuticals (1.3%)
     18,300   Zonagen(b)....................       400,313
                                               -----------
Publishing (0.7%)
     18,500   UOL Publishing(b).............       226,625
                                               -----------
Real Estate Investment Trust (1.0%)
     22,000   Prime Retail..................       295,625
                                               -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
                                              -----------
COMMON STOCKS, CONTINUED:
Retail (2.6%)
     11,500   Casey's General Stores........   $   247,609
     30,000   Oakley, Inc.(b)...............       421,875
      5,000   Regis Corp....................       118,125
                                               -----------
                                                   787,609
                                               -----------
Savings & Loans (7.6%)
     18,000   Dime Community Bancorp,
                Inc.........................       360,000
     13,300   First Bell Bancorp, Inc.......       222,775
     14,000   Home Bancorp of Elgin, Inc....       231,000
     15,000   Life Bancorp Inc..............       388,125
      6,000   Mercantile Bankshares.........       240,000
     10,000   Peoples Heritage Bancorp......       378,750
     14,625   St. Paul Bancorp, Inc.........       484,452
                                               -----------
                                                 2,305,102
                                               -----------
Telecommunications (2.0%)
      7,500   Echostar Communications(b)....       117,188
     30,000   Glenayre Technologies,
                Inc.(b).....................       491,250
                                               -----------
                                                   608,438
                                               -----------
Textile (1.6%)
     30,000   Sport-Haley, Inc.(b)..........       502,500
                                               -----------
Tobacco (1.9%)
     20,000   General Cigar Holdings(b).....       588,750
                                               -----------
              Total Common Stocks...........    24,557,315
                                               -----------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
OPTIONS (1.1%)
Multi-Industry (1.1%)
         80   Amex Computer Technology
                Index.......................   $   201,000
         85   Amex Computer Technology
                Index.......................       122,188
                                               -----------
              Total Options.................       323,188
                                               -----------
WARRANTS (0.0%)
      5,000   Alza Corp. (b)................           781
                                               -----------
              Total Warrants................           781
                                               -----------
REPURCHASE AGREEMENTS (19.5%)
$ 5,954,715   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $6,072,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value--$6,073,900)...     5,954,715
                                               -----------
              Total Repurchase Agreements...     5,954,715
                                               -----------
              Total (Cost--$28,310,633)
                (a).........................   $30,835,999
                                               ===========

---------

Percentages indicated are based on net assets of $30,524,241.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $56,091. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $ 4,419,447
        Unrealized depreciation..........................    (1,950,172)
                                                            -----------
        Net unrealized appreciation......................   $ 2,469,275
                                                            ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COLLATERALLIZED MORTGAGE OBLIGATIONS (3.6%)
  2,000,000   First Union Residential
                Securitization..............  $  1,983,740
                                              ------------
              Total Collaterallized Mortgage
                Obligations.................     1,983,740
                                              ------------
CORPORATE BONDS (31.0%)
Banking (1.8%)
  1,000,000   Firstar Corp., 7.15%, 9/1/00,
                Callable 9/1/98 @ 100.......     1,004,729
                                              ------------
Financial Services (10.0%)
  1,000,000   Associates Corp., 6.75%,
                7/15/01.....................     1,001,418
  1,000,000   Bear Stearns Co.,Inc., 7.63%,
                4/15/00.....................     1,024,494
  1,250,000   General Electric Capital
                Corp., 8.65%, 5/15/09,
                Callable 5/15/97 @ 100......     1,420,187
  1,000,000   Salomon, Inc., 7.00%,
                1/20/98.....................     1,004,830
  1,000,000   Smith Barney Holdings, Inc.,
                7.88%, 10/1/99..............     1,027,239
                                              ------------
                                                 5,478,168
                                              ------------
Industrial Goods & Services (10.1%)
  1,000,000   Honeywell, 7.13%, 4/15/08.....     1,006,052
  1,500,000   Smithkline Beecham Corp.,
                7.50%, 5/1/02...............     1,515,357
  2,000,000   Texas Instruments, Inc.,
                6.88%, 7/15/00..............     2,020,187
  1,000,000   Union Pacific Resources,
                7.00%, 10/15/06.............       999,318
                                              ------------
                                                 5,540,914
                                              ------------
Motor Vehicles (3.7%)
  2,000,000   Ford Motor Co., 7.25%,
                10/1/08.....................     2,011,120
                                              ------------
Paper Products (1.8%)
  1,000,000   International Paper Co.,
                7.00%, 6/1/01...............     1,006,299
                                              ------------
Tobacco (3.6%)
  2,000,000   Philip Morris Cos., Inc.,
                6.80%, 12/1/03..............     1,966,470
                                              ------------
              Total Corporate Bonds             17,007,700
                                              ------------
PREFERRED STOCKS (5.5%)
Banking (0.9%)
     20,000   Banker's Trust, 8.125%,
                2/1/37......................       506,250
                                              ------------
Electrical & Electronic (1.9%)
     40,000   Southwestern Public Services,
                Series A, 7.85%, 10/21/01,
                Callable 10/21/01 @ 25.00...     1,010,000
                                              ------------



  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
PREFERRED STOCKS, CONTINUED:
Financial Services (0.9%)
     20,000   Ml Capital Trust, 8.00%,
                3/30/07.....................  $    507,500
                                              ------------
Food & Related (1.8%)
     40,000   McDonald's Corp., 7.50%,
                9/30/36, Callable 12/31/01 @
                25.00.......................       995,000
                                              ------------
              Total Preferred Stocks........     3,018,750
                                              ------------
U.S. TREASURY OBLIGATIONS (22.1%)
  3,000,000   5.63%, 11/30/98...............     2,985,939
  2,000,000   5.88%, 11/15/99...............     1,986,876
  2,000,000   6.25%, 5/31/00................     2,001,250
  3,000,000   7.75%, 2/15/01................     3,138,750
  2,000,000   6.50%, 10/15/06...............     1,991,250
                                              ------------
              Total U.S. Treasury
                Obligations.................    12,104,065
                                              ------------
U.S. GOVERNMENT AGENCIES (33.0%)
Federal Home Loan Bank (3.7%)
  2,000,000   5.88%, 2/26/98................     2,000,310
                                              ------------
Federal Home Loan Mortgage Corporation (12.8%)
  1,000,000   8.41%, 12/7/01................     1,021,960
  1,000,000   8.63%, 11/29/04, Callable
                11/29/99 @100...............     1,037,552
  3,000,000   6.89%, 9/26/05................     2,979,266
  1,000,000   7.00%, 8/15/07................       996,870
  1,000,000   6.50%, 2/15/08................       973,865
                                              ------------
                                                 7,009,513
                                              ------------
Federal National Mortgage Association (16.5%)
  3,000,000   6.25%, 8/12/03................     2,923,938
  2,000,000   6.97%, 4/8/04.................     2,033,282
  3,000,000   8.63%, 11/10/04...............     3,103,362
  1,000,000   7.02%, 4/10/06................       989,384
                                              ------------
                                                 9,049,966
                                              ------------
              Total U.S. Government
                Agencies....................    18,059,789
                                              ------------
REPURCHASE AGREEMENTS (3.5%)
$ 1,942,995   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $1,982,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value--$1,982,620)...     1,942,995
                                              ------------
              Total Repurchase Agreements...     1,942,995
                                              ------------
              Total (Cost--$54,227,181)
                (a).........................  $ 54,117,039
                                              ============

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

---------

Percentages indicated are based on net assets of $54,788,528.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized from financial reporting in excess of federal income tax reporting of $46,563. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

        Unrealized appreciation..........................   $ 261,212
        Unrealized depreciation..........................    (417,917)
                                                            ---------
        Net unrealized depreciation......................   $(156,705)
                                                            =========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS (82.2%)
Aerospace/Defense -- Equipment (4.4%)
     11,000   General Motors Corp. -- Class
                H...........................  $    635,250
      8,000   Raytheon Co...................       408,000
     12,500   Sundstrand Corp...............       675,000
                                              ------------
                                                 1,718,250
                                              ------------
Automotive Parts (1.4%)
     28,000   Excel Industries, Inc.........       546,000
                                              ------------
Banking (1.6%)
     18,000   Magna Group, Inc..............       625,500
                                              ------------
Chemicals (4.4%)
     10,000   Great Lakes Chemical Corp.....       523,750
     25,000   Hanna (M. A.) Co..............       720,312
     11,000   Lubrizol Corp.................       461,313
                                              ------------
                                                 1,705,375
                                              ------------
Communications Equipment (1.3%)
      6,000   Harris Corp...................       504,000
                                              ------------
Computer Services (1.2%)
     11,000   Electronic Data Systems
                Corp........................       451,000
                                              ------------
Computers (1.2%)
     10,000   Amdahl Corp.(b)...............        87,500
     10,000   Sun Microsystems, Inc.(b).....       372,188
                                              ------------
                                                   459,688
Construction -- Engineering (2.4%)
     10,000   Fluor Corporation.............       551,875
     10,000   Foster Wheeler Corp...........       405,000
                                              ------------
                                                   956,875
                                              ------------
Cosmetics & Toiletries (1.4%)
      8,000   Avon Products, Inc............       564,500
                                              ------------
Electrical Equipment (4.9%)
     12,000   AMP, Inc......................       501,000
     12,400   Emerson Electric Co...........       682,775
     21,000   Esterline Technologies,
                Corp.(b)....................       748,125
                                              ------------
                                                 1,931,900
                                              ------------
Environmental Services (1.8%)
     21,100   Browning-Ferris Industries,
                Inc.........................       701,575
                                              ------------
Financial Services (2.4%)
     20,000   Alliance Capital
                Management-LP...............       585,000
     10,000   Green Tree Financial Corp.....       356,250
                                              ------------
                                                   941,250
                                              ------------
Food & Related (2.4%)
     20,000   Archer-Daniels-Midland Co.....       470,000
     10,600   Quaker Oats Co................       475,675
                                              ------------
                                                   945,675
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Furniture & Furnishings (0.7%)
     20,000   Shelby Williams Industries....  $    272,500
                                              ------------
Hospital Supply & Management (0.8%)
     18,000   Angelica Corp.................       315,000
                                              ------------
Hotels & Motels (0.6%)
     12,000   Signature Inns................       222,000
                                              ------------
Insurance (6.5%)
     20,000   La Salle RE Holdings..........       589,999
      9,000   Lincoln National Corp.........       579,375
     20,000   Sotheby's Holdings Services...       337,500
     13,000   Travelers/Aetna Property
                Casualty-Class A............       518,375
     22,000   USF&G Corp....................       528,000
                                              ------------
                                                 2,553,249
                                              ------------
Medical Equipment & Supplies (0.9%)
     10,000   Bard (C. R.), Inc.............       363,125
                                              ------------
Mining (3.0%)
     10,000   Cleveland Cliffs, Inc.........       407,500
     11,000   IMC Global Strypes............       412,500
      5,000   Potash Corp. of Saskatchewan,
                Inc.........................       375,313
                                              ------------
                                                 1,195,313
                                              ------------
Motor Vehicles (1.4%)
     15,000   Ford Motor Co.................       566,250
                                              ------------
Office Equipment & Services (0.9%)
     10,000   Donnelley R R & Sons Co.......       366,250
                                              ------------
Oil -- Integrated Companies (4.5%)
      8,000   Atlantic Richfield Co.........       564,000
     15,000   Phillips Petroleum Co.........       656,250
     19,000   USX -- Marathon Group.........       548,625
                                              ------------
                                                 1,768,875
                                              ------------
Pharmaceuticals (6.3%)
      9,000   Abbott Laboratories...........       600,750
      8,750   Bergen Brunswig Corp. Class
                A...........................       243,906
     10,000   Bristol-Myers Squibb Co.......       810,000
      8,000   Merck & Co., Inc..............       828,000
                                              ------------
                                                 2,482,656
                                              ------------
Pipelines (1.2%)
     15,000   MAPCO, Inc....................       472,500
                                              ------------
Publishing (3.3%)
     17,000   American Greetings Corp.......       631,125
     14,000   Tribune Co....................       672,875
                                              ------------
                                                 1,304,000
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Railroad (2.4%)
     14,500   Kansas City Southern
                Industries, Inc.............  $    935,250
                                              ------------
Real Estate Investment Trust (6.4%)
     22,000   Burnham Pacific Properties,
                Inc.........................       302,500
     14,875   Equity Residential Property...       706,562
     12,000   Hospitality Properties
                Trust.......................       367,500
     21,000   Prentiss Properties Trust.....       538,125
     24,000   Thornburg Mortgage Asset
                Corp........................       516,000
      5,950   Wellsford Real Properties
                Trust(b)....................        65,450
                                              ------------
                                                 2,496,137
                                              ------------
Retail (1.3%)
     20,000   Long's Drug Stores, Inc.......       523,750
                                              ------------
Steel (1.2%)
     10,000   Carpenter Technology Corp.....       457,500
                                              ------------
Telecommunications (2.8%)
     16,500   Andrew Corp.(b)...............       464,063
     17,000   US West Communications,
                Inc.........................       640,687
                                              ------------
                                                 1,104,750
                                              ------------
Tires & Rubber Products (1.4%)
     25,000   Cooper Tire & Rubber Co.......       550,000
                                              ------------
Transportation-Misc. (1.3%)
     22,200   Sea Containers Class A........       502,275
                                              ------------
Utilities-Electric (3.6%)
     13,000   American Electric Power,
                Co..........................       546,000
     16,000   Houston Industries, Inc.......       343,000
     22,000   Montana Power Co..............       510,125
                                              ------------
                                                 1,399,125
                                              ------------
Utilities-Telephone (0.9%)
     10,000   AT & T Corp...................       350,625
                                              ------------
              Total Common Stocks...........    32,252,718
                                              ------------
PREFERRED STOCKS (3.1%)
Industrials (1.6%)
      8,000   Airtouch Communications,
                Series B, 6.00%, 8/16/99....  $    228,000
     14,000   Snyder Oil Corp., Callable
                3/31/97 @ 25.90.............       353,500
                                              ------------
                                                   581,500
                                              ------------
Merchandising (0.8%)
      6,000   K Mart Preferred, 7.75%,
                6/15/16, Callable 6/17/99 @
                52.71.......................       329,250
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
PREFERRED STOCKS, CONTINUED:
Performance Equity-Linked Quarterly (0.7%)
      8,000   Morgan Stanley -- Advanced
                Micro Devices, 10% PERQS....       293,000
                                              ------------
              Total Preferred Stocks........     1,203,750
                                              ------------
CONVERTIBLE BONDS (10.6%)
Electrical & Electronic (1.6%)
    500,000   Itron Inc., 6.75%, 3/31/04....       638,125
                                              ------------
Industrial Goods & Services (7.0%)
    600,000   General Instrument Corp.,
                5.00%, 6/15/00, Callable
                6/15/97 @ 102.14............       684,749
    450,000   Integrated Device Technology
                5.50%, 6/1/02, Callable
                6/2/98 @ 102.75.............       381,938
    150,000   IVAX Corp. 6.50%, 11/15/01,
                Callable 11/15/97 @
                100.93......................       133,313
    450,000   Mascotech 4.50%, 12/15/03,
                Callable 12/15/97, @
                102.50......................       408,938
    285,000   Oryx Energy Co. 7.50%,
                5/15/14, Callable 5/15/98 @
                101.50......................       279,300
    400,000   Park Electrochem 5.50%,
                3/1/06, Callable 3/1/99 @
                102.75......................       357,000
    500,000   Telxon Cvt. 5.75%, 1/1/03,
                Callable 1/5/99 @ 103.29....       455,000
                                              ------------
                                                 2,700,238
                                              ------------
Metals & Mining (0.9%)
    400,000   Coeur D'Alene Mines Corp.
                6.38%, 1/31/04, Callable
                1/31/97 @ 103.64............       365,000
                                              ------------
Restaurants (1.1%)
    500,000   Boston Chicken, 7.75%,
                5/1/04......................       440,000
                                              ------------
              Total Convertible Bonds.......     4,143,363
                                              ------------
REPURCHASE AGREEMENTS (4.0%)
  1,560,619   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $1,592,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value --
                $1,592,498).................     1,560,619
                                              ------------
              Total Repurchase Agreements...     1,560,619
                                              ------------
              Total (Cost -- $31,045,896)
                (a).........................  $ 39,160,450
                                              ============

---------

Percentages indicated are based on net assets of $39,195,549.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $ 8,532,909
        Unrealized depreciation..........................      (440,162)
                                                            -----------
        Net unrealized appreciation......................   $ 8,092,747(c)
                                                            ===========

(b) Represents non-income producing securities.

Footnote to Schedule of Investments

(c) The unrealized depreciation was increased $21,807 due to a decrease in market value of the written covered call option on Electronic Data Services Corp.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group offers shares of a number of different series or portfolios including the following series for which 1st Source Bank serves as investment adviser: the 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, and 1st Source Monogram Income Equity Fund (collectively, the "Funds" and individually, a "Fund").

     The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objectives of the Income Fund are current income consistent with preservation of capital.

     Sales of shares of the Funds may be made by the Groups distributor BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services to customers of 1st Source Bank and its affiliates, to all accounts of correspondent banks of 1st Source Bank and to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Diversified Equity Fund, the Special Equity Fund, the Income Fund, and the Income Equity Fund are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which 1st Source Bank deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

        REVERSE REPURCHASE AGREEMENTS:

        The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowing by the Funds under the 1940 Act.

        DERIVATIVES:

        A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rate and currency swaps, futures contracts, options, and forward currency contracts. The Funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in the portfolio. Such structured debt obligations have floating interest rates that reset to various indices, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

        as a result of their investments in derivative instruments. It is the Funds' policy, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitation on investments in illiquid securities as set forth in the Funds' investment restrictions.

        DIVIDENDS TO SHAREHOLDERS:

        A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is paid monthly. A dividend for the Special Equity Fund is declared quarterly at the close of business on the day of declaration and is paid quarterly. Distributable net realized capital gains for each fund, if any, are distributed at least annually. Each such dividend consists of an amount of accumulated undistributed net investment income of that Fund as determined necessary or appropriate by the officers of the Group.

        Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment losses, expiring capital loss carry forwards, and deferral of certain losses.

        FEDERAL INCOME TAXES:

        It is the policy of each of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

        ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1997 are as follows (commencement of operations for the Funds are September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996 respectively):

                                                                       PURCHASES        SALES
                                                                      -----------    -----------
    Diversified Equity Fund........................................   $50,518,479    $48,070,875
    Special Equity Fund............................................    46,947,681     32,849,196
    Income Fund....................................................    61,544,273     53,965,465
    Income Equity Fund.............................................    17,433,402     12,475,125

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by 1st Source Bank. Under the terms of the investment advisory agreement, 1st Source Bank is entitled to receive fees based on a percentage of the average net assets of each Fund. 1st Source Bank has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, 1st Source Bank will reimburse to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the period ended June 30, 1997.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Fund Services, Inc. serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average net assets of each Fund. These fees are used by BISYS to pay banks, including 1st Source Bank, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net asset, of each Fund. The Funds have not implemented such a plan as of June 30, 1997.

     BISYS is also entitled to receive commissions on sales of shares of the Funds. For the period ended June 30, 1997, BISYS received $8,879 from commissions earned on sales of shares of the Funds, of which $989 was reallowed to broker/dealers, affiliated with 1st Source Bank.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended June 30, 1997:

                                                   DIVERSIFIED      SPECIAL                   INCOME
                                                     EQUITY         EQUITY       INCOME       EQUITY
                                                      FUND           FUND         FUND         FUND
                                                   -----------      -------      -------      -------
    INVESTMENT ADVISORY FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........          1.10%         .80%         .55%         .80%
    ADMINISTRATION FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........           .20%         .20%         .20%         .20%
    Voluntary fee reductions....................            --      $ 2,171           --           --
    12B-1 FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........           .25%         .25%         .25%         .25%
    Voluntary fee reductions....................    $  131,653      $52,106      $95,550      $64,714
    FUND ACCOUNTING FEES........................    $   15,798      $ 6,757      $11,464      $ 7,790
    TRANSFER AGENT FEES.........................    $   28,892      $22,347      $26,460      $23,797

5.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     Under current tax law, capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. As of June 30, 1997 the Special Equity and Income Funds had deferred losses of $1,131,589 and $75,294, respectively, which will be treated as arising on the first day of the fiscal year ending June 30, 1998. At June 30, 1997 the Income Fund has a capital loss carryforward of $93,866 which is available to offset future capital gains until June 30, 2005.

     During the period ended June 30, 1997, the following Funds declared long-term capital gain distributions in the following amounts:

    FUND                                                                             AMOUNT
    ----                                                                             --------
    Diversified Equity............................................................   $742,374
                                                                                     --------
    Special Equity................................................................   $146,202
                                                                                     --------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

    FUND                                                          PERCENTAGE
    ----                                                          ----------
    Diversified Equity.........................................      18.37%
    Special Equity.............................................       6.49%
    Income Equity..............................................      28.52%
    Income Fund................................................       3.83%

6.   FINANCIAL INSTRUMENTS:

     Investing in financial instruments such as written options involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Fund have in the particular class of instruments. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities. The Fund enter into these contracts primarily as a means to hedge against adverse fluctuation in the value of securities.

     The following is a summary of written option activity for the period ended June 30, 1997 by the Income Equity Fund (amounts in thousands):

                                                                       PRINCIPAL
                                                                        AMOUNTS
                                                                      OF CONTRACTS       PREMIUMS
                                                                      ------------      ----------
    Balance at beginning of period.................................         --          $       --
    Option written.................................................        110              11,193
    Options closed.................................................         --                  --
    Options exercised..............................................         --                  --
                                                                           ---          ----------
    Options outstanding at end of period...........................        110          $   11,193
                                                                           ===          ==========

                                                                        SHARES
                                                                       SUBJECT
                                                                     TO CONTRACT         VALUE
                                                                     ------------      ----------
    Covered Call Options
    Options outstanding at end of period consist of:
      Electronic Data Systems, $40, August 1997...................        110          $   33,000
                                                                          ===          ==========

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

7.   ACQUISITION OF COMMON TRUST FUNDS:

     On September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996, the Diversified Equity, Special Equity, Income, and Income Equity Funds, respectively, acquired all of the assets of the Common Trust Funds of 1st Source Bank, in a tax-free conversion. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation (depreciation) as of the respective acquisition dates:

                                             DIVERSIFIED      SPECIAL                       INCOME
                                               EQUITY         EQUITY         INCOME         EQUITY
                                                FUND           FUND           FUND           FUND
                                             -----------    -----------    -----------    -----------
    Shares................................     6,620,301      2,687,767      4,788,285      3,096,895
    Net assets............................   $66,203,008    $26,877,666    $47,882,850    $30,968,953
    Net asset value.......................         10.00          10.00          10.00          10.00
    Unrealized appreciation
      (depreciation)......................     8,888,125      2,220,445       (900,376)     3,728,143

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                                DIVERSIFIED
                                                   EQUITY          SPECIAL EQUITY          INCOME          INCOME EQUITY
                                              ----------------    ----------------    ----------------    ----------------
                                               FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                                   ENDED               ENDED               ENDED               ENDED
                                              JUNE 30, 1997(a)    JUNE 30, 1997(a)    JUNE 30, 1997(a)    JUNE 30, 1997(a)
                                              ----------------    ----------------    ----------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......       $  10.00            $  10.00            $  10.00            $  10.00
                                                  --------            --------            --------            --------
INVESTMENT ACTIVITIES
  Net investment income....................          (0.01)                 --                0.44                0.20
  Net realized and unrealized
    gains(losses) on investments...........           2.03               (0.10)(d)            0.12                2.32
                                                  --------            --------            --------            --------
    Total from Investment Activities.......           2.02               (0.10)               0.56                2.52
                                                  --------            --------            --------            --------
DISTRIBUTIONS
  Net investment income....................             --                  --               (0.43)              (0.19)
  Net realized gains.......................          (0.22)                 --                  --               (0.05)
  In excess of realized gains..............             --               (0.31)                 --                  --
                                                  --------            --------            --------            --------
    Total Distributions....................          (0.22)              (0.31)              (0.43)              (0.24)
                                                  --------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD.............       $  11.80            $   9.59            $  10.13            $  12.28
                                                  --------            --------            --------            --------
Total Return (excludes sales charge).......         20.42%(b)           -1.03%(b)            5.71%(b)           25.58%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000).......       $ 74,990            $ 30,524            $ 54,789            $ 39,196
  Ratio of expenses to average net
    assets.................................          1.62%(c)            1.39%(c)            1.05%(c)            1.37%(c)
  Ratio of net investment income
    to average net assets..................         -0.10%(c)            0.05%(c)            5.71%(c)            2.38%(c)
  Ratio of expenses to average net
    assets*................................          1.87%(c)            1.65%(c)            1.30%(c)            1.62%(c)
  Ratio of net investment income
    to average net assets*.................         -0.35%(c)           -0.21%(c)            5.46%(c)            2.13%(c)
  Portfolio Turnover Rate..................         76.54%             152.81%             118.33%              38.49%
  Average Broker Commission Paid...........       $ 0.0572(e)         $ 0.0941(e)               --            $ 0.0988(e)

---------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as indicated.

(a) Commencement of operations of the Funds began September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996 respectively.

(b) Not annualized

(c) Annualized

(d) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Pertains to fund with greater than 10% investments in equity.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
  1st Source Monogram Funds

We have audited the accompanying statements of assets and liabilities of the 1st Source Monogram Funds (comprising, respectively, the Diversified Equity Fund, Special Equity Fund, Income Fund and Income Equity Fund), including the schedules of portfolio investments, as of June 30, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of 1st Source Monogram Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the 1st Source Monogram Funds as of June 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the period then ended in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Columbus, Ohio
August 22, 1997

                                    APPENDIX

         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Commercial paper rated F-1+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, I.E., F-1+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings. Commercial paper rated F-3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated F-S by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

         The description of the three highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 is regarded as having a satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 is considered as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 indicates that the issuer has failed to meet scheduled principal and/or interest payments.

         Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations rated B are those for which there is an uncertainty as to the capacity to ensure timely repayment. Obligations rated C are those for which there is a high risk of default or which are currently in default.

         The following summarizes the description of the three highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1." TBW-3 is the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. TBW-4 is the lowest rating category and is regarded as non-investment grade and therefore speculative.

         The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

         CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         The following summarizes the three highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the three highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the three highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         The following summarizes IBCA's three highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         The following summarizes Thomson's description of its three highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Municipal Obligations Ratings
-----------------------------

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2":  Satisfactory capacity to pay principal and interest.

                  "SP-3": Speculative capacity to pay principal and interest.

         The following summarizes the three highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         The following summarizes the three highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal

Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

                                                       Rule 497(c)
                                                       File No. 811-5545
                                                       Registration No. 33-21489


                     THE KEYPREMIER PRIME MONEY MARKET FUND
                 THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND
                     THE KEYPREMIER ESTABLISHED GROWTH FUND
                  THE KEYPREMIER INTERMEDIATE TERM INCOME FUND
                      THE KEYPREMIER AGGRESSIVE GROWTH FUND
           THE KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
           THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                         Seven Investment Portfolios of


                               THE SESSIONS GROUP




                       Statement of Additional Information


                                October 31, 1997





         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses (the "Prospectuses") of The KeyPremier Prime Money Market Fund (the "Prime Money Market Fund"), The KeyPremier Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), The KeyPremier Established Growth Fund (the "Established Growth Fund"), The KeyPremier Intermediate Term Income Fund (the "Income Fund"), The KeyPremier Aggressive Growth Fund (the "Aggressive Growth Fund"), The KeyPremier U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund") and The KeyPremier Limited Duration Government Securities Fund (the "Government Securities Fund"), each dated as of the date hereof. The Prime Money Market Fund, the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund, the Aggressive Growth Fund, the Treasury Money Market Fund and the Government Securities Fund are hereafter collectively referred to as the "Funds" and individually as a "Fund." The Funds are seven of seventeen funds of The Sessions Group, an Ohio business trust (the "Group"). This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. Copies of the Funds' Prospectuses may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-3960.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

         THE SESSIONS GROUP...................................................................................  B-1

         INVESTMENT OBJECTIVES AND POLICIES...................................................................  B-1

                  Additional Information on Portfolio Instruments.............................................  B-1
                  Investment Restrictions..................................................................... B-19
                  Portfolio Turnover.......................................................................... B-21

         NET ASSET VALUE...................................................................................... B-21

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................................................... B-22

         MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP........................................................ B-23

                  Trustees and Officers....................................................................... B-23
                  Investment Adviser.......................................................................... B-26
                  Portfolio Transactions...................................................................... B-27
                  Glass-Steagall Act.......................................................................... B-30
                  Administrator............................................................................... B-31
                  Distributor................................................................................. B-33
                  Administrative Services Plan................................................................ B-34
                  Custodian................................................................................... B-34
                  Transfer Agency and Fund Accounting Services................................................ B-34
                  Auditors.................................................................................... B-37
                  Legal Counsel............................................................................... B-37

         ADDITIONAL INFORMATION............................................................................... B-37

                  Description of Shares....................................................................... B-37
                  Vote of a Majority of the Outstanding Shares................................................ B-38
                  Additional General Tax Information.......................................................... B-39
                  Additional Tax Information With Respect to
                  the Pennsylvania Bond Fund.................................................................. B-42
                  Seven-Day and 30-Day Yields of the Prime Money Market
                  Fund and the Treasury Money Market Fund..................................................... B-47
                  30-Day Yield of the Funds................................................................... B-47
                  Calculation of Total Return................................................................. B-49
                  Distribution Rates.......................................................................... B-51
                  Performance Comparisons..................................................................... B-51
                  Miscellaneous............................................................................... B-52

         FINANCIAL STATEMENTS................................................................................. B-53

         APPENDIX.............................................................................................  A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP


         The Sessions Group (the "Group") is an open-end management investment company which currently offers seventeen separate investment portfolios. This Statement of Additional Information covers seven of those portfolios, the Prime Money Market Fund, the Established Growth Fund, the Income Fund, the Aggressive Growth Fund, the Treasury Money Market Fund and the Government Securities Fund, each of which is considered to be a diversified portfolio, and the Pennsylvania Bond Fund, which is considered to be a non-diversified portfolio.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the relevant Prospectus. No investment in Shares of any Fund should be made without first reading such Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives and policies of the Funds as set forth in their respective Prospectuses.

         BANK OBLIGATIONS. Each Fund, other than the Treasury Money Market Fund and the Government Securities Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Prime Money Market Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Funds, other than the Treasury Money Market Fund and the Government Securities Fund, will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's")) in one of the two highest rating categories for short-term debt obligations. Each such Fund may also invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix. The Prime Money Market Fund may also invest, subject to the foregoing quality criteria, in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation ("CCP"), and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Prime Money Market Fund, the Pennsylvania Bond Fund and the Income Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by


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credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although the Treasury Money Market Fund currently expects to invest only in those obligations which are backed by the full faith and credit of the U.S. Government. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Each Fund may also invest in the following types of U.S. Treasury securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively,


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"Stripped Treasury Securities"); and in repurchase agreements collateralized by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

         EXEMPT SECURITIES. As stated in its Prospectus, the assets of the Pennsylvania Bond Fund will be primarily invested in Exempt Securities. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund will be invested in Exempt Securities and 65% of the Pennsylvania Bond Fund's net assets will be invested in Pennsylvania Exempt Securities.

         Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities, ONLY if the interest paid thereon is exempt from both Pennsylvania income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Exempt Securities, the Pennsylvania Bond Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Pennsylvania Bond Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to


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its Project Notes, they are also secured by the full faith and credit of the
United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus of the Pennsylvania Bond Fund, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Pennsylvania Bond Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Pennsylvania Bond Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.

         VARIABLE AND FLOATING RATE SECURITIES. Each Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that


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



approximates its par value or amortized cost, as the case may be. Such securities, that are not obligations of the U.S. Government or its agencies or instrumentalities, are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a security within seven days, such a security will be treated as an illiquid security for purposes of calculation of that Fund's limitation on investments in illiquid securities, as set forth in its investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         Variable or floating rate securities invested in by the Prime Money Market Fund and the Treasury Money Market Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days is deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less, is deemed by the Fund to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         3. A variable rate note that is subject to a demand feature is deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note which has a remaining maturity of 397 days or less is deemed by the Fund to have a maturity of one day. A floating rate note that has a remaining maturity of more than 397 days and is subject to a demand feature is deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the security either at any time on no more than thirty days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.

         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Exempt Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is based by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Group's Board of Trustees. Pursuant to such guidelines, the Board of Trustees has directed the Adviser to monitor carefully the Pennsylvania Bond Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligations and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Group's Board of Trustees has directed the Adviser to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the


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operations of the municipality (e.g., the potential for an event of
"non-appropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Adviser may deem relevant. The Pennsylvania Bond Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

         RESTRICTED SECURITIES. Securities in which the Income Fund and the Aggressive Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as a Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Income Fund and the Aggressive Growth Fund will each limit its investment in Section 4(2) securities to not more than 10% and 5%, respectively, of its net assets.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Income Fund and the Government Securities Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, the Income Fund may also invest in mortgage-related securities issued by non-governmental entities.

         Mortgage-backed securities, for purposes of the Income Fund's and the Government Securities Fund's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies in the case of the Income


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Fund. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         The Income Fund may invest in mortgage-backed securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-backed securities will be purchased only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality to securities so rated.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage- related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a


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government-sponsored organization owned entirely by private stockholders. Fannie
Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Mortgage-backed and asset-based securities have certain characteristics which are different from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Income Fund may invest a portion of its assets in derivative mortgage-backed securities such as stripped mortgage-backed securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

         Mortgage-backed securities and asset-backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities and asset-backed securities.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule

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prepayments on fixed rate mortgage loans will increase during a period of declining interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Income Fund will invest only in CMOs which are rated in one of the four highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the underlying obligations, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

         Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying obligations. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield of IOs or POs, respectively. If the underlying obligations experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO. Furthermore, if the underlying obligations experience slower than anticipated prepayments of principal, the yield of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. IOs and POs have exhibited large price changes in response to changes in interest rates and are considered to be volatile in nature.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when- issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, each Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in that Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Each Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage. If the Pennsylvania Bond Fund sells a "when-issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

         REAL ESTATE INVESTMENT TRUSTS. The Aggressive Growth Fund may invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject the Aggressive Growth Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment

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available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, the Aggressive Growth Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Aggressive Growth Fund bears directly in connection with its own operations.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each Fund may borrow funds by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with that Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which that Fund is obligated to repurchase the securities.

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Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leveraging.

         LOWER RATED BONDS. The Pennsylvania Bond Fund and the Income Fund are each permitted to invest in securities rated Ba and B by Moody's or BB and B by another appropriate NRSRO. Such bonds, though higher yielding, are characterized by risk. See the Appendix hereto for a general description of NRSRO ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. A Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

         Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P and Moody's to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

         Because there is no established retail secondary market for many of these securities, such Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and that Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for such a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

         These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

         The Income and Pennsylvania Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Such Funds have no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities in which such Funds may invest. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest through the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

         SHORT SALES. Each of the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund may from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by that Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of a Fund's assets will as a matter of practice be invested in short sales.

         At any time that a Fund has an open short sale position, such Fund is required to segregate with its custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or securities while also being subject to the possibility of gain or loss from the securities sold short. The total amount of cash or liquid securities deposited with the broker (not including the proceeds of the short sale) and segregated by the Fund with such Fund's custodian may not at any time be more than 25% of that Fund's net assets. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale -- a Fund's possible losses may exceed the total amount of deposits.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security. For example, if a Fund purchases a $10 security short, the most that can be lost is $10. However, if a Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

         HEDGING TRANSACTIONS. Hedging transactions, including the use of options and futures, in which certain of the Funds are authorized to engage as described in their respective Prospectuses, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

         Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail in the applicable Prospectuses and below. In addition, many hedging transactions involving options require segregation of a Fund's assets in special accounts, as described further below.

         With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Exchange-listed options generally have standardized terms and performance mechanics unlike over-the-counter traded options. The Funds currently expect to purchase and sell only exchange-traded options. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange.

         All options written by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call option written by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by a Fund, such Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.

         FUTURES CONTRACTS. As discussed in the Prospectuses, the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund and the Aggressive Growth Fund may each enter into futures contracts. This investment technique is designed primarily to act as a substitute for a position in the underlying security and to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which such Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if such Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. The Funds will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. In addition, each Fund, other than the Prime Money Market Fund and the Treasury Money Market Fund, may invest in money market funds advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders of such Fund.

Investment Restrictions
-----------------------

         The Funds' investment objectives are non-fundamental policies and may be changed without a vote of the shareholders of the applicable Fund. In addition to the fundamental investment policies listed in the Prospectuses, the following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in its respective Prospectus, each Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom; and

         2. Mortgage or hypothecate the Fund's assets in excess of one-third of such Fund's total assets.

         In addition, none of the Prime Money Market Fund, the Established Growth Fund, the Aggressive Growth Fund or the Treasury Money Market Fund may engage in any short sales. However, each of the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by such Fund would exceed 25% of the value of that Fund's total assets.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in that Fund's Prospectus for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

         Because the Prime Money Market Fund and the Treasury Money Market Fund each intend to invest substantially all of its assets in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to such Funds is expected to be no greater than 10%. The portfolio turnover rates for the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund and the Aggressive Growth Fund for their first fiscal period ended June 30, 1997, are as follows:

                                             Period Ended
                                             June 30, 1997
                                             -------------

Pennsylvania Bond Fund                            98%

Established Growth Fund                            1%

Income Fund                                      329%

Aggressive Growth Fund                             2%


         The portfolio turnover rate for the Government Securities Fund for its first fiscal period ending June 30, 1998, is estimated to be less than 100%.

         The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

         The Prime Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds" and individually, a "Money Market Fund") have each elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that neither Money Market Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Funds, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities or correspondents

(collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP

Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                    Position(s) Held       Principal Occupation
Name, Address and Age               With the Group         During Past 5 Years
---------------------               --------------         -------------------
Walter B. Grimm*                    Chairman,                     From June, 1992 to present,
3435 Stelzer Road                   President and                 employee of BISYS Fund
Columbus, Ohio  43219               Trustee                       Services Limited
Age:  52                                                          Partnership.

Nancy E. Converse*                  Trustee and                   Since July, 1990, employee
3435 Stelzer Road                   Assistant                     of BISYS Fund Services
Columbus, Ohio 43219                Secretary                     Limited Partnership.
Age:  48

Maurice G. Stark                    Trustee                       Consultant with Battelle
505 King Avenue                                                   Memorial Institute; from 1979
Columbus, Ohio 43201                                              to December, 1994, Vice
Age: 62                                                           President-Finance and Chief
                                                                  Financial Officer, Battelle
                                                                  Memorial Institute
                                                                  (scientific research and
                                                                  development service
                                                                  corporation).

James H. Woodward, Ph.D.            Trustee                       Since July 1989, Chancellor
The University of North                                           of The University of North
Carolina at Charlotte                                             Carolina at Charlotte.
Charlotte, NC 28223
Age:  57

Chalmers P. Wylie                   Trustee                       From April, 1993 to present,
754 Stonewood Court                                               of Counsel with Kegler,
Columbus, Ohio 43235                                              Brown, Hill & Ritter (law
Age:  76                                                          firm); from January, 1993 to
                                                                  present, Adjunct Professor
                                                                  at The Ohio State
                                                                  University; from January,
                                                                  1967 to January, 1993,
                                                                  Member of the United States
                                                                  House of Representatives for
                                                                  the 15th District.


J. David Huber                      Vice President                Since January, 1996,
3435 Stelzer Road                                                 President of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  51                                                          Partnership; from June, 1987
                                                                  to December, 1995, employee
                                                                  of BISYS Fund Services
                                                                  Limited Partnership.

William J. Tomko                    Vice President                From April, 1987 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  39                                                          Partnership.

Thresa B. Dewar                     Treasurer                     From March, 1997 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  43                                                          Partnership; prior thereto,
                                                                  Vice President and
                                                                  Controller of Federated
                                                                  Administrative Services, Inc.
                                                                  (investment management firm).

George L. Stevens                   Secretary                     From September, 1996 to
3435 Stelzer Road                                                 present, employee of BISYS
Columbus, Ohio 43219                                              Fund Services Limited
Age:  46                                                          Partnership; from September,
                                                                  1995 to August, 1996,
                                                                  consultant on bank
                                                                  investment products and
                                                                  activities; from June, 1980
                                                                  to September, 1995, employee
                                                                  of AmSouth Bank.

Alaina V. Metz                      Assistant                     From June, 1995 to present,
3435 Stelzer Road                   Secretary                     employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  30                                                          Partnership; prior to June,
                                                                  1995, supervisor of Blue
                                                                  Sky Compliance at Alliance
                                                                  Capital Management, L.P.
                                                                  (investment management
                                                                  firm).


-------------------

         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.

         No officer or employee of BISYS or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees pursuant to the Administrative Services Plan described below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Grimm, Huber, Tomko and Stevens, Ms. Converse, Ms. Dewar and Ms. Metz are employees of
BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1997. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                 Aggregate                           Total Compensation
Name and Position                Compensation                        From the Group
With the Group                   From the Group                      and the Fund Complex*
--------------                   --------------                      ---------------------

Walter B. Grimm                      $0                                 $0
Trustee

Nancy E. Converse                    $0                                 $0
Trustee

Maurice G. Stark                     $14,473                            $14,473
Trustee

James H. Woodward, Ph.D.             $16,162                            $16,162
Trustee

Chalmers P. Wylie                    $14,973                            $14,973
Trustee

-----------------
         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

Investment Adviser
------------------

         Investment advisory and management services are provided to the Funds by Martindale, Andres & Company, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of July 9, 1996, as amended as of June 30, 1997. Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Prime Money Market Fund and the Treasury Money Market Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of the average daily net assets of such Fund; the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of such Fund; the Established Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of the average daily net assets of the Established Growth Fund; and the Aggressive Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Aggressive Growth Fund. The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

     For the year ended June 30, 1997, the Adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement:


                                                Fiscal Period Ended
                                                  June 30, 1997(1)
                                                  ----------------

                                  Fees Earned                          Fees Waived
                                  -----------                          -----------

Prime Money Market Fund            $282,882                              $236,280

Pennsylvania Bond Fund              506,296                              420,686

Established Growth Fund             735,635                              558,942

Income Fund                         680,552                              529,626

Aggressive Growth Fund              385,280                              263,486

-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

         For the fiscal year ended June 30, 1997, the Adviser had not received any compensation under the Investment Advisory Agreement with respect to either the Treasury Money Market Fund or the Government Securities Fund since neither of those Funds had yet commenced operations.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect with respect to a Fund until July 9, 1998, and from year to year thereafter, for successive annual periods ending on July 9th, if, as to that Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in such Fund's Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser has agreed that the Funds and the Group may use the name "KeyPremier" on a royalty-free basis and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "KeyPremier" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "KeyPremier."

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Funds' investment objectives and restrictions, which securities are to be purchased and sold by each Fund, and which brokers and dealers are to be eligible to execute the Funds' portfolio transactions. Purchases and sales of portfolio securities with respect to each of the Funds, other than the Established Growth Fund and the Aggressive Growth Fund, usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Purchases and sales of portfolio securities with respect to the Established Growth Fund and the Aggressive Growth Fund usually are effected on a national securities exchange or in the over-the-counter market. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

          Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which it believes is fair and equitable to the Group and the Funds.

         The Adviser may direct brokerage transactions on behalf of the Established Growth Fund and the Aggressive Growth Fund to Boston

Institutional in return for research services relating to equity securities including equity universe analysis from Chicago Investment Analytics, market information from Bloomberg Financial Markets, equity analysis from Financial Statement Alert Service and Zacks Software for equity analysis. For the fiscal period ended June 30, 1997, the amount of such transactions and related commissions on behalf of the Established Growth Fund were $3,903,504 and $7,570, respectively, and on behalf of the Aggressive Growth Fund were $1,488,612 and $4,140, respectively.


         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund.

         For the fiscal period ended June 30, 1997, the Group paid the following brokerage commissions on behalf of the Established Growth Fund and the Aggressive Growth Fund:


                                         Fiscal Period Ended June 30, 1997

Established Growth Fund                               $19,776

Aggressive Growth Fund                                 6,878


         During the past fiscal period, no brokerage commissions were paid by the Group on behalf of the Prime Money Market Fund, the Pennsylvania Bond Fund or the Income Fund.

         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of a Fund, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, Keystone, BISYS, or their affiliates, and will not give preference to the Adviser's or Keystone's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds of the Group, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.

         For the fiscal period ended June 30, 1997, the Established Growth Fund held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1997, such Fund held $130,000 of common stock of Morgan Stanley, Dean Witter, Discover & Co.

Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the relevant Prospectuses, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Group's relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of a Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated July 9, 1996, as amended as of June 30, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; determine the actual variance from $1.00 of the Prime Money Market Fund's and the Treasury Money Market Fund's net asset value per share; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee, calculated daily and paid periodically, at the annual rate equal to eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets.

         For the fiscal period ended June 30, 1997, the Administrator earned the following amounts with respect to its administrative services to the Funds indicated below pursuant to the Administration Agreement:

                                       Fiscal Period Ended
                                         June 30, 1997(1)
                                         ----------------
Prime Money Market Fund                    $ 81,328

Pennsylvania Bond Fund                       97,040

Established Growth Fund                     112,311

Income Fund                                 129,863

Aggressive Growth Fund                       44,692

-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.


      For the fiscal year ended June 30, 1997, the Administrator had not received any compensation under the Administration Agreement with respect to the Treasury Money Market Fund or the Government Securities Fund since those Funds had not yet commenced operations.

         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Administration Agreement; through a failure to renew at the end of a one-year term; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

         BISYS serves as agent for each Fund in the distribution of its Shares pursuant to a Distribution Agreement dated July 9, 1996, as amended as of June 30, 1997 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement has an initial term expiring on July 9, 1998, and thereafter shall be renewed automatically for successive annual periods ending July 9th if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the

Group but retains all or a portion of any sales charge imposed upon a purchase of the Shares.

Administrative Services Plan
----------------------------

         As described in the Prospectuses, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its affiliates and their affiliated and correspondent banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in the Funds. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

Custodian
---------

         The Bank of New York, 48 Wall Street, New York, New York, 10286, serves as custodian (the "Custodian") to the Funds pursuant to the Custody Agreement dated as of July 9, 1996, as amended as of June 30, 1997. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the Transfer Agency Agreement dated July 9, 1996, as amended as of June 30, 1997. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Funds' Shareholders of record: maintenance of shareholder records for each of the Funds' Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         For the fiscal period ended June 30, 1997, the Transfer Agent earned the amounts indicated below with respect to its transfer agency services to the indicated Funds.

                                        Fiscal Period Ended
                                          June 30, 1997(1)
                                          ----------------

Prime Money Market Fund                       $ 19,648

Pennsylvania Bond Fund                          21,322

Established Growth Fund                         20,282

Income Fund                                     19,824

Aggressive Growth Fund                          11,099

-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

         For the fiscal year ended June 30, 1997, the Transfer Agent received no compensation from the Group for services as transfer agent for the Treasury Money Market Fund or the Government Securities Fund since such Funds had not yet commenced operations.

         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement dated July 9, 1996, as amended as of June 30, 1997. BISYS Fund Services, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or (b) the annual fee of $30,000 ($35,000 for the Pennsylvania Bond Fund). Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' custodian, and verification and reconciliation with the Funds' custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

         Unless sooner terminated as provided therein, the Fund Accounting Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Fund Accounting Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Fund Accounting Agreement; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Fund Accounting Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by BISYS Fund Services, Inc.

         The Fund Accounting Agreement provides that BISYS Fund Services, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Fund Accounting Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by BISYS Fund Services, Inc. of its obligations and duties thereunder.

         For the fiscal period ended June 30, 1997, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services to the indicated Funds.

                                      Fiscal Period Ended
                                        June 30, 1997(1)
                                        ----------------

Prime Money Market Fund                       $ 21,776

Pennsylvania Bond Fund                          30,096

Established Growth Fund                         31,176

Income Fund                                     35,604

Aggressive Growth Fund                          13,033


-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

         For the fiscal year ended June 30, 1997, BISYS Fund Services, Inc. earned no fees with respect to its fund accounting services to the Treasury Money Market Fund and the Government Securities Fund since such Funds had not yet commenced operations.

Auditors
--------

         The financial statements for the Prime Money Market, Pennsylvania Bond, Established Growth, Income and Aggressive Growth Funds as of June 30, 1997, and for the periods indicated therein, appearing in the Statement of Additional Information have been audited by KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as set forth in their report appearing with the aforementioned financial statements included herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.


Legal Counsel
-------------

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION


Description of Shares
---------------------
         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has seventeen series of shares, seven of which represent interests in the Funds. The other ten series are Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Tennessee Municipal Obligations Fund, Riverside Capital Low Duration Government Securities Fund, Riverside Capital Growth Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the applicable Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         As of October 16, 1997, the following is the only entity known to the Group who owns of record or beneficially 5% or more of the outstanding Shares of any of the Funds: Keystone Financial, Inc., 1315 Eleventh Avenue, P. O. Box 2450, Altoona, Pennsylvania 16601 owned beneficially and of record 71.99% of the issued and outstanding Shares of the Prime Money Market Fund, 97.49% of the issued and outstanding Shares of Pennsylvania Bond Fund, 96.57% of the issued and outstanding Shares of the Established Growth Fund, 98.33% of the issued and outstanding Shares of Income Fund, 95.51% of the issued and outstanding Shares of the Aggressive Growth Fund, 66.83% of the issued and outstanding Shares of the Treasury Money Market Fund, and 99.39% of the issued and outstanding Shares of the Government Securities Fund.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional General Tax Information
----------------------------------

         Each of the seventeen funds of the Group is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, in taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its

Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of that Fund and not in cash.

         Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss, if any, is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Mid-term capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on mid-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Prime Money Market Fund's, the Pennsylvania Bond Fund's, the Income Fund's, the Treasury Money Market Fund's and the Government Securities Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each Shareholder.

Additional Tax Information With Respect to the Pennsylvania Bond Fund
---------------------------------------------------------------------

         The Pennsylvania Bond Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Pennsylvania Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Pennsylvania Bond Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Pennsylvania Bond Fund may not be an appropriate investment for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Pennsylvania Bond Fund.

         The Code permits a regulated investment company which invests in Exempt Securities to pay to its Shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of Exempt Securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Pennsylvania Bond Fund that is derived from interest received by the Pennsylvania Bond Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to Shareholders not later than sixty days after the close of the Pennsylvania Bond Fund's taxable year. The percentage of the total dividends paid by the Pennsylvania Bond Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all Shareholders of the Pennsylvania Bond Fund receiving dividends during such year. Exempt-interest dividends shall be treated by the Pennsylvania Bond Fund's Shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such Shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Exempt Securities held by the Pennsylvania Bond Fund. If a Shareholder receives an exempt- interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. A Shareholder of the Pennsylvania Bond Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of the Pennsylvania Bond Fund if the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding Shares of the Pennsylvania Bond Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a Shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by Shareholders of the Pennsylvania Bond Fund.

         In the event the Pennsylvania Bond Fund realizes mid-term or long-term capital gains, the Pennsylvania Bond Fund intends to distribute any realized net mid-term or net long-term capital gains annually. If the Pennsylvania Bond Fund distributes such gains, the Pennsylvania Bond Fund will have no tax liability with respect to such gains, and the distributions will be taxable to Shareholders as mid-term or long-term capital gains, respectively, regardless of how long the Shareholders have held their Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Pennsylvania Bond Fund to the Shareholders not later than sixty days after the close of the Pennsylvania Bond Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket) and mid-term capital gains are taxed like ordinary income except that net capital gains of individuals are subject to a maximum federal income tax rate of 28%. Any net short-term capital gains are taxed at ordinary income tax rates. If a Shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.

         Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Since the Pennsylvania Bond Fund may invest up to 20% of its net assets in municipal securities the interest on which may be treated as a tax preference item, a portion of the exempt- interest dividends received by Shareholders from the Pennsylvania Bond Fund may be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the

Pennsylvania Bond Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Pennsylvania Bond Fund to corporate Shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20%.

         For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Pennsylvania Bond Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

         Distributions of exempt-interest dividends by the Pennsylvania Bond Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Pennsylvania Bond Fund will report to its Shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Pennsylvania Bond Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         As indicated in the Prospectus, the Pennsylvania Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Pennsylvania Bond Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Pennsylvania Bond Fund could acquire under the 1940 Act. Therefore, although the Pennsylvania Bond Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Under Section 1256 of the Code, gain or loss realized by the Pennsylvania Bond Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Pennsylvania Bond Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Pennsylvania Bond Fund characterized in the manner described above.

         Offsetting positions held by the Pennsylvania Bond Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Pennsylvania Bond Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Pennsylvania Bond Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Pennsylvania Bond Fund, losses realized by the Pennsylvania Bond Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Pennsylvania Bond Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Pennsylvania Bond Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Pennsylvania

Bond Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a Shareholder are subject to federal income taxation.

Seven-Day and 30-Day Yields of the Prime Money Market Fund and the Treasury
---------------------------------------------------------------------------
Money Market Fund
-----------------

         The standardized seven-day yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in that Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming such Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

         The effective yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.

         For the seven-day period ended June 30, 1997, the Prime Money Market Fund's seven-day yield and seven-day effective yield were 5.09% and 5.22%, respectively. For the 30-day period ended June 30, 1997, the yield and effective yield for the Prime Money Market Fund were 5.11% and 5.23%, respectively.

         For the seven-day period ended September 30, 1997, the Treasury Money Market Fund's seven-day yield and seven-day effective yield were 4.65% and 4.75%, respectively. For the 30-day period ended September 30, 1997, the yield and effective yield for the Treasury Money Market Fund were 4.62% and 4.72%, respectively.

30-Day Yield of the Funds
-------------------------

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," the yield of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Group allocated to such Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of that Fund.

         In addition, tax equivalent yields are computed by dividing that portion of the Pennsylvania Bond Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of the Pennsylvania Bond Fund which is not tax-exempt.

         For the 30-day period ended June 30, 1997, the yields for the Pennsylvania Bond Fund and the Income Fund were 3.91% and 6.12%, respectively, assuming the imposition of the maximum sales charge, and 4.10% and 6.41%, respectively, excluding the effect of a sales charge. For the same period, the tax equivalent yields for the Pennsylvania Bond Fund, assuming a 39.6% federal tax rate, were 6.47%, assuming the imposition of the maximum sales charge, and 6.79%, excluding the effect of a sales charge.

         For the 30-day period ended September 30, 1997, the yields for the Government Securities Fund were 5.23% assuming the imposition of the maximum sales charge, and 5.39% excluding the effect of a sales charge.

Calculation of Total Return
---------------------------

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in a Fund (less the maximum sales charge, if any) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. A Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         For the one year period ended June 30, 1997, and the period from commencement of operations to June 30, 1997, the average annual total returns for the Funds (other than the Treasury Money Market Fund and the Government Securities Fund), including the performance of any Fund's predecessor CIFs (which performance has been restated to reflect the estimated fees for such Fund for the current fiscal year), are as follows:

                                                Average Annual Total Return
                                                ---------------------------

           Fund               With Maximum Sales Load(1)                Without Sales Load
           ----               --------------------------                ------------------

                                                 Since                                 Since
                              1 Year          Inception(2)         1 Year          Inception(2)
                              ------          ---------            ------          ---------

Prime Money Market              --                3.73%              --                3.73%

Pennsylvania Bond               --               -0.69%              --                3.98%

Established Growth            21.96%             28.64%            27.60%             31.05%

Income                          --               -3.16%              --                1.40%

Aggressive Growth             10.36%             18.81%            15.52%             20.63%


-----------------------
1 The maximum sales load for the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund, and the Aggressive Growth Fund is 4.50%.

2 Commenced operations October 7, 1996, October 1, 1996, January 1, 1995 (the Established Growth Fund's predecessor CIF), December 2, 1996, and July 1, 1994 (the Aggressive Growth Fund's predecessor CIF), respectively.
         The Prime Money Market Fund has no sales load.

         For the one year period ended September 30, 1997, and the period from commencement of operations to September 30, 1997, the average annual returns for the Treasury Money Market Fund and the Government Securities Fund (including the performance of the Government Securities Fund's predecessor CFS, which performance has been restated to reflect the estimated fees for such Fund for the current fiscal year), are as follows:

                                                           Average Annual Total Return
                                                           ---------------------------

           Fund                         With Maximum Sales Load(3)                Without Sales Load
           ----                         --------------------------                ------------------

                                                            Since                               Since
                                         1 Year          Inception(4)         1 Year          Inception(4)
                                         ------          ---------            ------          ---------

Treasury Money Market                      --               1.20%               --                1.20%

Government Securities                     1.97%             3.31%             5.17%               4.97%

-----------------------
3 The maximum sales load for the Government Securities Fund is 3.00%. The Treasury Money Market Fund has no sales load.
4 The Treasury Money Market Fund commenced operations July 1, 1997. The Government Securities Fund's predecessor CF commenced operations October 31, 1995.

         Performance figures for periods prior to a Fund's commencement of operations are for such Fund's predecessor CIFs and not those of the Fund. And, of course, past performance is no guarantee as to future performance.

         For the period from commencement of operations (October 1, 1996 and December 2, 1996, respectively) to June 30, 1997, the aggregate total returns for the Pennsylvania Bond Fund and the Income Fund were -0.69% and -3.16%, respectively, reflecting the imposition of the maximum sales load, and 3.98% and 1.40%, respectively, assuming no sales load.

Distribution Rates
------------------

         The Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and S&P and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to that Fund. Fees imposed upon Customer accounts by the Adviser, its affiliates or its affiliated or correspondent banks for cash management services or other services will reduce a Fund's effective yield and total return to Customers.

Miscellaneous
-------------

         Individual Trustees are generally elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following unaudited financial statements for the period ended September 30, 1997, for the Treasury Money Market Fund and the Government Securities Fund reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Of course, there can be no guarantee that such results will be reflected in the financial statements as of June 30, 1998.

THE SESSIONS GROUP
KeyPremier Funds

                                                                   Statements of Assets and Liabilities
                                                                          September 30, 1997
                                                                              (Unaudited)

                                                                           Limited Duration              U.S. Treasury
                                                                              Government                  Obligations
                                                                              Securities                 Money Market
                                                                                 Fund                        Fund
                                                                      -------------------------   -------------------------
   ASSETS:

   Investments, at value (cost $36,093,647 and $14,006,019)           $              36,092,457   $              14,006,019
   Repurchase agreements (cost $3,136,000 and $9,539,000)                             3,136,000                   9,539,000
                                                                      -------------------------   -------------------------

         Total Investments                                                           39,228,457                  23,545,019

   Cash                                                                                     419                         918
   Interest and dividends receivable                                                    308,958                     338,476
   Unamortized organization costs                                                         2,255                       7,223
   Prepaid expenses and other assets                                                      1,012                         789
                                                                      -------------------------   -------------------------
         Total Assets                                                                39,541,101                  23,892,425
                                                                      -------------------------   -------------------------
   LIABILITIES:
   Dividends payable                                                                    167,575                      86,239
   Payable to brokers for investments purchased                                       3,474,267                         ---
   Accrued expenses and other payables:
         Investment advisory fees                                                           ---                         ---
         Administration fees                                                                452                         305
         Accounting fees                                                                    863                         513
         Custodian fees                                                                   1,288                       2,116
         Trustees' fees                                                                     136                          82
         Audit fees                                                                       2,852                       2,760
         Legal fees                                                                       6,999                       7,057
         Printing                                                                         2,760                       2,668
         Transfer agent fees                                                              2,936                       2,587
         Registration and filing fees                                                     3,588                       3,220
         Other                                                                           10,559                         118
                                                                      -------------------------   -------------------------
         Total Liabilities                                                            3,674,275                     107,665
                                                                      -------------------------   -------------------------

   NET ASSETS:
   Capital                                                                           35,862,102                  23,784,760
   Net unrealized appreciation on investments                                            (1,190)                        ---
   Accumulated undistributed net
         realized gains on investment transactions                                        5,914                         ---
                                                                      -------------------------   -------------------------
         Net Assets                                                   $              35,866,826   $              23,784,760
                                                                      =========================   =========================
   Outstanding units of beneficial interest (shares)                                  3,588,962                  23,784,760
                                                                      =========================   =========================
   Net asset value - redemption price per share                       $                    9.99   $                    1.00
                                                                      =========================   =========================
   Maximum Sales Charge                                                                   3.00%                           -
                                                                      =========================   =========================
   Maximum Offering Price (100%/(100%-Maximum Sales
         Charge) of net asset value adjusted to nearest
         cent) per share                                              $                   10.30   $                    1.00
                                                                      =========================   =========================


See notes to financial statements.

THE SESSIONS GROUP
KeyPremier Funds

                                                                     Statements of Operations
                                                               For Period Ended September 30, 1997
                                                                           (Unaudited)


                                                                        Limited Duration              U.S. Treasury
                                                                           Government                  Obligations
                                                                           Securities                 Money Market
                                                                            Fund (a)                    Fund (a)
                                                                   -------------------------   -------------------------
   INVESTMENT INCOME:
   Interest income                                                 $                 570,391   $                 285,612
   Dividend income                                                                     5,531                       2,647
                                                                   -------------------------   -------------------------
         Total Income                                                                575,922                     288,259
                                                                   -------------------------   -------------------------
   EXPENSES:
   Investment advisory fees                                                           54,138                      21,704
   Administration fees                                                                10,376                       6,240
   Accounting fees                                                                     8,205                       7,745
   Custodian fees                                                                      1,288                       2,116
   Audit fees                                                                          2,852                       2,760
   Legal fees                                                                          7,452                       7,452
   Organization costs                                                                  6,256                       1,288
   Trustees' fees and expenses                                                           368                         276
   Transfer agent fees                                                                 6,532                       6,164
   Registration and filing fees                                                        3,588                       3,220
   Printing costs                                                                      3,036                       3,036
   Other                                                                                 277                         184
                                                                   -------------------------   -------------------------
   Total Expenses                                                                    104,368                      62,185
         Less: Expenses voluntarily reduced                                          (54,138)                    (21,704)
                                                                   -------------------------   -------------------------
   Net Investment Income                                                             525,692                     247,778
                                                                   -------------------------   -------------------------
   REALIZED/UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains (losses) on investment
         transactions                                                                  5,914                         ---
   Change in unrealized appreciation/depreciation
         on investments                                                              (37,006)                        ---
                                                                   -------------------------   -------------------------
   Net realized/unrealized gains (losses) on investments                             (31,092)                        ---
                                                                   -------------------------   -------------------------
   Change in net assets resulting from
         operations                                                $                 494,600   $                 247,778
                                                                   =========================   =========================

(a) Commencement of the Funds began July 1, 1997.


See notes to financial statements.

THE SESSIONS GROUP
KeyPremier Funds

                                                                      Statement of Change in Net Assets
                                                                                (Unaudited)


                                                                               Limited Duration          U.S. Treasury
                                                                                  Government              Obligations
                                                                                  Securities             Money Market
                                                                                     Fund                    Fund
                                                                               ---------------------   -------------------
                                                                                   For Period              For Period
                                                                                      Ended                   Ended
                                                                                  September 30,            September 30,
                                                                                     1997 (a)                 1997 (a)
                                                                               ---------------------   -------------------
   FROM INVESTMENT ACTIVITIES:
   OPERATIONS:
       Net investment income                                                   $             525,692   $           247,778
       Net realized gains
         on investments transactions                                                           5,914                   ---
       Increase in unrealized depreciation
         on investments                                                                      (37,006)                  ---
                                                                               ---------------------   -------------------
   Net increase in net assets resulting
         from operations                                                                     494,600               247,778
                                                                               ---------------------   -------------------
   DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                                           (525,692)             (247,778)
                                                                               ---------------------   -------------------
   Change in net assets from
       shareholder distributions                                                            (525,692)             (247,778)
                                                                               ---------------------   -------------------

   CAPITAL TRANSACTIONS:
       Proceeds from shares issued                                                        40,002,831            32,648,568
       Dividends reinvested                                                                      435                     0
       Cost of shares redeemed                                                            (4,105,348)           (8,863,808)
                                                                               ---------------------   -------------------
   Change in net assets
       from capital transactions                                                          35,897,918            23,784,760
                                                                               ---------------------   -------------------
   Change in net assets                                                                   35,866,826            23,784,760
   NET ASSETS:
       Beginning of period                                                                       ---                   ---
                                                                               ---------------------   -------------------
       End of period                                                           $          35,866,826   $        23,784,760
                                                                               =====================   ===================
   SHARE TRANSACTIONS:
       Issued                                                                              3,999,290            32,648,568
       Reinvested                                                                                 44                   ---
       Redeemed                                                                             (410,372)           (8,863,808)
                                                                               ---------------------   -------------------
   Change in shares                                                                        3,588,962            23,784,760
                                                                               =====================   ===================

   (a) Commencement of the Funds began July 1, 1997.


See notes to financial statements.

THE SESSIONS GROUP
KeyPremier Funds

                                                                 Financial Highlights

                                                                                                U.S. Treasury
                                                                  Limited Duration               Obligations
                                                                Government Securities            Money Market
                                                                ---------------------            ------------

                                                                      For Period                   For Period
                                                                        Ended                        Ended
                                                                    September 30,                 September 30,
                                                                      1997 (a)                      1997 (a)
                                                                ------------------              ----------------
                                                                     (Unaudited)                   (Unaudited)
   Net Asset Value, Beginning of Period                         $            10.00              $           1.00
                                                                ------------------              ----------------
   Investment Activities
       Net investment income                                                  0.15                          0.01
       Net realized and unrealized
         gains (losses) on investments                                       (0.01)                          ---
                                                                ------------------              ----------------
         Total from Investment Activities                                     0.14                          0.01
                                                                ------------------              ----------------
   Distributions
       Net investment income                                                 (0.15)                        (0.01)
                                                                ------------------              ----------------
         Total Distributions                                                 (0.15)                        (0.01)
                                                                ------------------              ----------------
                                                                ------------------              ----------------
   Net Asset Value, End of Period                               $             9.99              $           1.00
                                                                ==================              ================

   Total Return (excludes sales charge)                                      1.36%(b)                      1.20%(b)

   Ratios/Supplemental Data:
   Net Assets, at end of period (000)                           $           35,867                 $      23,785
   Ratio of expenses to
    average net assets                                                       0.56%(c)                      0.75%(c)
   Ratio of net investment income
    to average net assets                                                    5.83%(c)                      4.57%(c)
   Ratio of expenses to
    average net assets*                                                      1.16%(c)                      1.15%(c)
   Ratio of net investment income
    to average net assets*                                                   5.23%(c)                      4.17%(c)

   Portfolio Turnover                                                      315.89%                           ---

   Average Commission Rate Paid                                                ---                           ---
   ----------

   * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Commencement of the Funds began July 1, 1997.
   (b) Not Annualized
   (c) Annualized


See notes to financial statements.

KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
Schedule of Investments
September 30, 1997
(Unaudited)

 SHARES
   OR
PRINCIPAL       SECURITY                                           MARKET
 AMOUNT        DESCRIPTION                                          VALUE


   U.S. TREASURY OBLIGATIONS (72.3%)
   1,000,000  6.00%, 12/31/97                                   $  1,001,950
   1,500,000  5.63%, 1/31/98                                       1,501,200
   9,400,000  5.75%, 12/31/98                                      9,404,606
   1,000,000  5.88%, 3/31/99                                       1,001,620
  12,000,000  5.75%, 9/30/99                                      11,986,440
   1,000,000  6.63%, 2/15/27                                       1,023,520
                                                                   ---------
TOTAL U.S. TREASURY OBLIGATIONS                                   25,919,336
                                                                  ----------

   U.S. GOVERNMENT AGENCIES (28.4%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.8%)
   1,500,000  5.24%, 7/15/98                                       1,497,586
          94  10.00%, 10/1/00                                             99
     218,410  7.95%, 3/25/20                                         218,888
                                                                     -------
                                                                   1,716,573
                                                                   ---------

U.S. GOVERNMENT AGENCY - DISCOUNT (23.6%)
   Student Loan Mortgage Assoc.
      5,000,000 6.00%, 11/27/98                                    5,001,400
   Federal Home Loan Mortgage Corp.
      3,248,876 9.00%, 4/1/16                                      3,455,147
                                                                   ---------
                                                                   8,456,547
                                                                   ---------
TOTAL U.S. GOVERNMENT AGENCIES                                    10,173,120
                                                                  ----------

     INVESTMENT COMPANIES (0.0%)
          1  Federated Government Obligation                               1

TOTAL INVESTMENT COMPANIES                                                 1

     REPURCHASE AGREEMENTS (8.7%)
     3,136,000 Merrill Tri-Party Agreement, 6.10%, 10/1/97         3,136,000
               (Collateralized by GMNA's ranging from 7.00%        ---------
               to 9.00%) 32 issues included in the collateral
               report, par value equal to $15,276,429.

   TOTAL REPURCHASE AGREEMENTS                                     3,136,000
                                                                   ---------





                       See notes to financial statements.

KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
Schedule of Investments
September 30, 1997
(Unaudited)

 Shares
   or
Principal    Security                                             Market
 Amount     Description                                            Value


            TOTAL (COST-$39,229,647)(a)                       $  39,228,457
                                                               ============

  Percentages indicated are based on net assets of $35,866,829.




  (a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:


      Unrealized appreciation.............. $ 28,395
      Unrealized depreciation..............  (29,585)

      Net Unrealized depreciation.......... $ (1,190)







                       See notes to financial statements.

KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
Schedule of Investments
September 30, 1997
(Unaudited)

    Shares
      or
   Principal     Security                                          Market
    Amount      Description                                         Value

   REPURCHASE AGREEMENTS (40.1%)
   4,539,000  Merrill Tri-Party Repurchase Agreement,            $  4,539,000
              6.10%, 10/1/97 (Collateralized by GMNA's
              ranging from 6.50% to 9.50%.) 28 issues
              included in the collateral report, market
              value equal to $5,493,350.

   5,000,000  Yamachi Repurchase Agreement, 5.95%, 10/1/97          5,000,000
              (Collateralized by 4,680,000 U.S. Treasury            ---------
              Note 7.25%, 5/15/04 Market Value equal to
              $5,103,962)

TOTAL REPURCHASE AGREEMENTS                                         9,539,000
                                                                    ---------

   U.S. TREASURY OBLIGATIONS (58.9%)
  14,000,000  5.75%, 10/31/97                                      14,006,019
                                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS                                    14,006,019
                                                                   ----------

              TOTAL (COST-$23,545,019)(a)                        $ 23,545,019
                                                                  ===========

   Percentages indicated are based on net assets of $23,784,760.



   (a) Cost for federal income tax and financial reporting purposes are the same.






                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

1.       ORGANIZATION:

         The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios, including the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial Inc., serves as investment adviser: shares of the KeyPremier Limited Duration Government Securities Fund and KeyPremier U.S. Treasury Obligations Money Market Fund and (individually, a "Fund" and collectively, the "Funds").

         The investment objectives of the Limited Duration Government Securities Fund is to seek current income with preservation of capital as a secondary objective. The investment objectives of the U.S. Treasury Obligations Money Market Fund are to seek current income with liquidity and stability of principal.

         Shares of the Funds may be sold to customers by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, to all accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

2.       SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

         SECURITIES VALUATION:

         Investments of the U.S. Treasury Obligations Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

         Investments in corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Limited Duration Government Securities Fund, (collectively, "the variable net asset value fund"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value fund are reflected as either

                                  (Continued)
         unrealized appreciation or depreciation.

         SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

         REPURCHASE AGREEMENTS:

         The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS:

         The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowing by the Funds under the 1940 Act.

         DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the U.S. Treasury Obligations Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Limited Duration Government Securities Fund.

         Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

         FEDERAL INCOME TAXES:

         It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.


                                  (Continued)

         ORGANIZATION COSTS:

         All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.       PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value fund for the period ended September 30, 1997, are as follows (commencement of operations of such fund was July 1, 1997):


                                                                         Purchases                  Sales
                                                                         ---------                  -----
         Limited Duration Government Securities Fund                     $91,511,375             $70,022,507


4.       RELATED PARTY TRANSACTIONS:

         Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund. Martindale Andres & Company, Inc. has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, Martindale Andres & Company, Inc. will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the period ended September 30, 1997.

         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

         BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Services, Inc. serves the Funds as transfer agent and mutual fund accountant.


         The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include Martindale Andres & Company, Inc., and Keystone Financial, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund. The Group has not implemented such a plan as of September 30, 1997.

         BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended September 30, 1997, BISYS received no commissions earned on sales of shares of the variable net asset value funds.

         Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.


                                  (Continued)

         Information regarding these transactions is as follows for the period ended September 30, 1997:

                                    Limited         U.S. Treasury
                                    Duration         Obligations
                                   Government           Money
                                   Securities          Market
                                      Fund              Fund
                                      ----              ----
INVESTMENT ADVISORY FEES:
Annual fee before voluntary
  fee reductions (percentage
  of average net assets)              .60%           .40%
Voluntary fee reductions            $54,138         $21,704

ADMINISTRATION FEES:
Annual fee before voluntary
  fee reductions (percentage
  of average net assets)            .115%            .115%
Voluntary fee reductions            ---               ---

FUND ACCOUNTANT FEES                $8,205           $7,745

TRANSFER AGENT FEES                 $6,532           $6,164





5. ACQUISITION OF COMMON/COLLECTIVE TRUST FUNDS:

   On July 1, 1997, the Limited Duration Government Securities Fund acquired all of the assets of various common and collective trust funds maintained by affiliates of Martindale Andres & Co., Inc. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:


                                                               Limited Duration
                                                                  Government
                                                                  Securities
                                                                     Fund
                                                                     ----
Shares                                                               3,467,684
Net Assets                                                    $     34,676,843
Net Asset Value                                               $          10.00
Unrealized Appreciation/Depreciation                          $         35,816





                                  (Continued)

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                              PRIME        PENNSYLVANIA    ESTABLISHED     INTERMEDIATE     AGGRESSIVE
                                           MONEY MARKET     MUNICIPAL         GROWTH       TERM INCOME        GROWTH
                                               FUND         BOND FUND          FUND            FUND            FUND
                                           ------------    ------------    ------------    ------------    ------------
ASSETS:
Investments, at value (cost $96,191,524;
  $118,836,308; $111,896,923;
  $205,828,614; and $70,402,857,
  respectively).........................   $96,191,524     $120,336,065    $191,422,209   $206,506,708     $105,262,604
                                           -----------     ------------    ------------   ------------     ------------
Cash....................................        42,694               --              --             --               --
Interest and dividends receivable.......        45,133        1,931,885         232,429      2,519,582           98,324
Receivable from brokers for investments
  sold..................................            --        3,372,810              --             --           12,879
Receivable for capital shares issued....            --            9,548           7,533          2,837               --
Unamortized organization costs..........        18,659           20,321          25,290         32,856            4,895
Prepaid expenses and other assets.......           567               --           3,098          7,693              245
                                           -----------     ------------    ------------   ------------     ------------
  Total Assets..........................    96,298,577      125,670,629     191,690,559    209,069,676      105,378,947
                                           -----------     ------------    ------------   ------------     ------------
LIABILITIES:
Dividends payable.......................       399,942          407,216         479,221      1,113,477           29,005
Payable for capital shares redeemed.....            --               --              --             --            8,413
Payable to brokers for investments
  purchased.............................            --        2,000,000         187,475             --               --
Accrued expenses and other payables:
  Investment advisory fees..............        15,665           30,215          62,532         51,334           43,048
  Administration fees...................         1,204            1,559           2,412          2,634            1,312
  Custodian fees........................         1,612            1,072           1,367          1,105              329
  Accounting fees.......................           645            2,019           4,017          3,970            4,688
  Trustees' fees........................            --               28           3,903          1,716              920
  Legal fees............................         4,645            7,989           7,865          7,389            6,171
  Audit fees............................         7,031            8,416           8,979         11,737            7,409
  Printing..............................        11,978           11,947          10,482         11,467            7,641
  Transfer agent fees...................           937            1,196              --             --              353
  Registration and filing fees..........         3,769            3,591           6,700          4,654           10,306
  Other.................................           791              922           1,366          1,311            1,532
                                           -----------     ------------    ------------   ------------     ------------
  Total Liabilities.....................       448,219        2,476,170         776,319      1,210,794          121,127
                                           -----------     ------------    ------------   ------------     ------------
NET ASSETS:
Capital.................................    95,847,274      121,945,921     110,833,331    210,358,664       69,318,302
Undistributed net investment income.....         3,084          256,668           4,340        (57,092)           7,833
Net unrealized appreciation
  (depreciation) on investments.........            --        1,499,757      79,525,286        678,094       34,859,747
Accumulated undistributed net realized
  gains (losses) on investment
  transactions..........................            --         (507,887)        551,283     (3,120,784)       1,071,938
                                           -----------     ------------    ------------   ------------     ------------
  Net Assets............................   $95,850,358     $123,194,459    $190,914,240   $207,858,882     $105,257,820
                                           ===========     ============    ============   ============     ============
Outstanding units of beneficial interest
  (shares)..............................    95,850,207       11,974,426      17,152,829     21,269,558       10,280,303
                                           ===========     ============    ============   ============     ============
Net asset value -- redemption price per
  share.................................   $      1.00     $      10.29    $      11.13   $       9.77     $      10.24
                                           ===========     ============    ============   ============     ============
Maximum Sales Charge....................            --             4.50%           4.50%          4.50%            4.50%
                                           ===========     ============    ============   ============     ============
Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset
  value adjusted to nearest cent) per
  share.................................   $      1.00 (a)        10.77    $      11.65   $      10.23     $      10.72
                                           ===========     ============    ============   ============     ============

---------------

(a) Offering price and redemption price are the same for the Money Market Fund.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1997

                                    PRIME        PENNSYLVANIA    ESTABLISHED   INTERMEDIATE  AGGRESSIVE
                                 MONEY MARKET   MUNICIPAL BOND     GROWTH      TERM INCOME     GROWTH
                                   FUND(A)         FUND(A)         FUND(A)       FUND(A)      FUND(A)
                                 ------------   --------------   -----------   -----------   ----------
INVESTMENT INCOME:
Interest income................   $3,806,220      $4,040,237     $        --   $7,412,243    $       --
Dividend income................           --          50,652       1,795,211      325,799       363,444
                                  ----------      ----------     -----------   ----------    ----------
  Total Income.................    3,806,220       4,090,889       1,795,211    7,738,042       363,444
                                  ----------      ----------     -----------   ----------    ----------
EXPENSES:
Investment advisory fees.......      282,882         506,296         735,635      680,552       385,280
Administration fees............       81,328          97,040         112,311      129,863        44,692
Custodian fees.................       17,048           4,425          14,130       13,071         8,212
Accounting fees................       21,776          30,096          31,176       35,604        13,033
Legal fees.....................       17,269          21,690          15,838       16,874        10,048
Audit fees.....................        9,018          10,508          11,061       13,943         7,409
Organization costs.............        4,255           3,682           1,946        2,058         2,070
Trustees' fees and expenses....        5,331           5,461           8,346        6,823         2,417
Transfer agent fees............       19,648          21,322          20,282       19,824        11,099
Registration and filing fees...        8,702           5,264          10,273        7,352        13,143
Printing costs.................       22,413          21,721          20,622       20,042        19,397
Other..........................        3,859           3,439           4,822        5,384         1,571
                                  ----------      ----------     -----------   ----------    ----------
Total Expenses.................      493,529         730,944         986,442      951,390       518,371
  Less: Expenses voluntarily
     reduced...................     (236,280)       (420,686)       (558,942)    (529,626)     (263,486)
                                  ----------      ----------     -----------   ----------    ----------
Net Expenses...................      257,249         310,258         427,500      421,764       254,885
                                  ----------      ----------     -----------   ----------    ----------
Net Investment Income..........    3,548,971       3,780,631       1,367,711    7,316,278       108,559
                                  ----------      ----------     -----------   ----------    ----------
REALIZED/UNREALIZED GAINS ON
  INVESTMENTS:
Net realized gains (losses) on
  investment transactions......          151        (500,308)        551,283   (3,180,967)    1,071,938
Change in unrealized
  appreciation/depreciation on
  investments..................           --       1,013,284      19,134,379   (1,083,860)    2,060,746
                                  ----------      ----------     -----------   ----------    ----------
Net realized/unrealized gains
  (losses) on investments......          151         512,976      19,685,662   (4,264,827)    3,132,684
                                  ----------      ----------     -----------   ----------    ----------
Change in net assets resulting
  from operations..............   $3,549,122      $4,293,607     $21,053,373   $3,051,451    $3,241,243
                                  ==========      ==========     ===========   ==========    ==========

---------------

(a) Commencement of the Funds began October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                          PRIME       PENNSYLVANIA   ESTABLISHED    INTERMEDIATE
                                      MONEY MARKET     MUNICIPAL        GROWTH          TERM        AGGRESSIVE
                                          FUND         BOND FUND         FUND       INCOME FUND    GROWTH FUND
                                      -------------   ------------   ------------   ------------   ------------
                                         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         PERIOD          PERIOD         PERIOD         PERIOD         PERIOD
                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                        JUNE 30,        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                         1997(A)        1997(A)        1997(A)        1997(A)        1997(A)
                                      -------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............  $   3,548,971   $  3,780,631   $  1,367,711   $  7,316,278   $    108,559
  Net realized gains (losses) on
    investments transactions........            151       (500,308)       551,283     (3,180,967)     1,071,938
  Net change in unrealized
    appreciation/ depreciation on
    investments.....................             --      1,013,284     19,134,379     (1,083,860)     2,060,746
                                      -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations........................      3,549,122      4,293,607     21,053,373      3,051,451      3,241,243
                                      -------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income........     (3,548,971)    (3,525,784)    (1,367,711)    (7,316,278)      (108,559)
  In excess of net realized gains on
    investments.....................             --         (7,490)            --             --             --
                                      -------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions.........     (3,548,971)    (3,533,274)    (1,367,711)    (7,316,278)      (108,559)
                                      -------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.......    277,292,433    138,218,349    184,221,521    233,118,215    107,127,261
  Dividends reinvested..............         97,461         22,466          6,152         47,928          1,009
  Cost of shares redeemed...........   (181,539,687)   (15,806,689)   (12,999,095)   (21,042,434)    (5,003,134)
                                      -------------   ------------   ------------   ------------   ------------
Change in net assets from capital
  transactions......................     95,850,207    122,434,126    171,228,578    212,123,709    102,125,136
                                      -------------   ------------   ------------   ------------   ------------
Change in net assets................     95,850,358    123,194,459    190,914,240    207,858,882    105,257,820
NET ASSETS:
  Beginning of period...............             --             --             --             --             --
                                      -------------   ------------   ------------   ------------   ------------
  End of period.....................  $  95,850,358   $123,194,459   $190,914,240   $207,858,882   $105,257,820
                                      =============   ============   ============   ============   ============

SHARE TRANSACTIONS:
  Issued............................    277,292,433     13,502,154     18,435,219     23,412,762     10,794,978
  Reinvested........................         97,461          2,191            628          4,916            113
  Redeemed..........................   (181,539,687)    (1,529,919)    (1,283,018)    (2,148,120)      (514,788)
                                      -------------   ------------   ------------   ------------   ------------
Change in shares....................     95,850,207     11,974,426     17,152,829     21,269,558     10,280,303
                                      =============   ============   ============   ============   ============

---------------

(a) Commencement of the Funds began October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 PRINCIPAL             SECURITY               AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  -------------
COMMERCIAL PAPER (52.4%):
Automotive (4.7%):
$ 4,500,000 Ford Motor Company, 5.50%,
              7/17/97.....................  $   4,489,000
                                            -------------
Beverages (4.2%):
  4,000,000 Pepsico, Inc., 5.50%,
              7/16/97.....................      3,990,833
                                            -------------
Energy (12.9%):
  4,500,000 Consolidated Natural Gas,
              5.55%, 7/7/97...............      4,495,838
  1,783,000 National Power, 5.60%,
              7/9/97......................      1,780,781
  4,500,000 Potomac Electric Power, 5.53%,
              7/11/97.....................      4,493,088
  1,000,000 Virginia Electric Power
              Company, 5.58%, 7/8/97......        998,915
    700,000 West Penn Power, 6.25%,
              7/1/97......................        700,000
                                            -------------
                                               12,468,622
                                            -------------
Entertainment (4.7%):
  4,500,000 Walt Disney Company, 6.10%,
              7/1/97......................      4,500,000
                                            -------------
Financial Services (7.8%):
  4,500,000 GTE Funding, 5.54%, 7/21/97...      4,486,150
  3,000,000 IBM Credit, 5.52%, 7/25/97....      2,988,960
                                            -------------
                                                7,475,110
                                            -------------
Industrials (4.7%):
  4,500,000 Dresser Industries, 5.53%,
              7/14/97.....................      4,491,014
                                            -------------

Insurance (4.0%):
  3,810,000 Southland, 5.58%, 7/8/97......      3,805,866
                                            -------------
COMMERCIAL PAPER, CONTINUED:
Machinery & Equipment(4.4%):
  4,200,000 WW Grainger, 5.57%, 7/7/97....  $   4,196,101
                                            -------------
Telecommunications (5.0%):
  4,800,000 NYNEX Corporation, 5.52%,
              7/2/97......................      4,799,264
                                            -------------
                    Total Commercial Paper     50,215,810
                                            -------------
CORPORATE BONDS (4.2%):
Private Placement-Variable (4.2%):
  4,000,000 Asset Backed Securities
              Investment Trust 1997 C,
              5.69%, 6/15/98** (b)........      4,000,000
                                            -------------
                     Total Corporate Bonds      4,000,000
                                            -------------
U.S. GOVERNMENT AGENCIES (40.7%):
Federal Agricultural Mortgage Corporation (31.3%):
 20,000,000 5.40%, 7/1/97.................     20,000,000
  5,000,000 5.44%, 7/14/97................      4,990,178
  5,000,000 5.44%, 7/15/97................      4,989,422
                                            -------------
                                               29,979,600
                                            -------------
Federal Home Loan Bank (9.4%):
  9,000,000 5.34%, 7/3/97.................      8,997,330
                                            -------------
            Total U.S. Government Agencies     38,976,930
                                            -------------
OTHER DEMAND INSTRUMENTS (3.1%):
  3,000,000 Bank of America Floater,
              5.69%, 4/16/98*.............      2,998,784
                                            -------------
            Total Other Demand Instruments      2,998,784
                                            -------------
    Total (Amortized Cost -- $96,191,524)(a)  $96,191,524
                                            =============

---------

Percentages indicated are based on net assets of $95,850,358.

(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security is considered illiquid.

 * Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

SHARES OR
PRINCIPAL                                             SECURITY                                              MARKET
  AMOUNT                                             DESCRIPTION                                            VALUE
----------    -----------------------------------------------------------------------------------------  ------------
MUNICIPAL BONDS (97.4%):
Pennsylvania (91.9%):
$1,330,000    Berks County, Pennsylvania Municipal Authority, 7.10%, 5/15/22, Callable 5/15/04 @ 100...  $  1,514,538
 1,000,000    Berks County, Pennsylvania Municipal Authority, Hospital Revenue, 5.00%, 10/1/02.........     1,018,750
 1,000,000    Bethel Park, Pennsylvania School District, 5.40%, 8/1/00, Callable 8/1/99 @ 100..........     1,021,250
 1,000,000    Bethlehem, Pennsylvania Area School District, Series A, 6.50%, 9/1/00....................     1,061,250
 2,065,000    Bethlehem, Pennsylvania Water Authority, Series A, 6.30%, 11/15/15, Callable 11/15/02 @
                100....................................................................................     2,235,363
 1,000,000    Bucks County, Pennsylvania Water & Sewer Authority, Series B, 6.50%, 12/1/12, Callable
                12/1/02 @ 100..........................................................................     1,092,500
 5,000,000    Bucks County, Pennsylvania, 7.00%, 5/1/05................................................     5,737,499
 1,000,000    Bucks County, Pennsylvania, Series A, 6.00%, 3/1/01......................................     1,051,250
 1,900,000    Central Dauphin, Pennsylvania School District, 6.00%, 6/1/01.............................     2,004,500
 1,875,000    Chester County, Pennsylvania, 5.60%, 12/15/08, Callable 12/15/03 @ 100...................     1,933,594
 3,955,000    Delaware County, Pennsylvania, 6.00%, 11/15/22, Callable 11/15/02 @ 100..................     4,212,075
 9,000,000    Emmaus Pennsylvania General Authority, 4.45%, 12/1/28*...................................     8,999,999
 4,000,000    Ephrata Pennsylvania Area School District, Series A, 6.80%, 4/15/11, Callable 4/15/01 @
                100....................................................................................     4,320,000
 2,000,000    Geisinger, Pennsylvania Health Systems Authority, Series B, 7.38%, 7/1/02, Callable
                7/1/99 @ 102...........................................................................     2,140,000
 1,000,000    Hempfield, Pennsylvania School District, Lancaster County, 6.40%, 8/15/05, Callable
                8/15/02 @ 100..........................................................................     1,078,750
   500,000    Lycoming County, Pennsylvania Hospital Authority, Series B, 7.40%, 7/1/99................       530,000
   600,000    Montgomery County, Pennsylvania Higher Education & Health Authority Revenue 4.45%,
                8/1/21*................................................................................       600,000
 1,030,000    Northampton County, Pennsylvania Higher Education Authority, Lehigh University, 5.50%,
                9/1/98.................................................................................     1,048,025
 1,000,000    Northampton County, Pennsylvania Higher Education Authority, Lehigh University, 6.00%,
                9/1/01.................................................................................     1,050,000
 2,155,000    Northampton County, Pennsylvania Higher Education Authority, Lehigh University, 6.90%,
                10/15/06, Callable 10/15/01 @ 102......................................................     2,375,888
 2,000,000    Pennsylvania Housing Finance Agency, 5.40%, 1/1/00.......................................     2,040,000
 2,000,000    Pennsylvania Infrastructure Investment Authority, 6.00%, 9/1/03..........................     2,145,000
 3,325,000    Pennsylvania Infrastructure Investment Authority, 6.00%, 9/1/05..........................     3,586,844
 4,425,000    Pennsylvania Intergovernmental Cooperation Authority, 7.00%, 6/15/14, Callable 6/15/05 @
                100....................................................................................     5,072,156
 2,000,000    Pennsylvania State First Service, 6.00%, 9/15/98.........................................     2,050,000
 1,375,000    Pennsylvania State Higher Education Assistance Agency, Series A, 6.80%, 12/1/00..........     1,462,656
 1,000,000    Pennsylvania State Higher Education Facilities Authority, 7.00%, 5/1/02, Callable 5/1/00
                @ 100..................................................................................     1,070,000
   375,000    Pennsylvania State Higher Education Facilities Authority, Series A, 6.88%, 7/1/99........       393,281
 2,000,000    Pennsylvania State Higher Education Facilities Authority, Series A, 5.90%, 8/15/00.......     2,090,000
 3,925,000    Pennsylvania State Higher Education Facilities Authority, Series A, 5.35%, 1/1/08,
                Callable 1/1/06 @ 101..................................................................     4,008,406
 1,750,000    Pennsylvania State Higher Education Facilities Authority, Series D, 7.15%, 6/15/15,
                Callable 6/15/00 @ 100.................................................................     1,883,438
 2,000,000    Pennsylvania State Higher Education, Duquesne University, Series A, 7.00%, 4/1/10........     2,155,000
 1,500,000    Pennsylvania State Industrial Development Authority, 5.00%, 7/1/00.......................     1,524,375
 5,000,000    Pennsylvania State Referendum, 5.25%, 11/15/01...........................................     5,150,000
 3,515,000    Pennsylvania State Referendum, 5.38%, 11/15/03...........................................     3,651,206
 1,000,000    Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00....................................     1,062,500
 1,000,000    Pennsylvania State Turnpike, Series P, 5.20%, 12/1/00....................................     1,022,500
 1,000,000    Pennsylvania State, Series A, 6.75%, 5/1/98..............................................     1,023,490
 3,500,000    Pennsylvania State, Series A, 6.70%, 1/1/02, Callable 1/1/01 @ 101.5.....................     3,797,500
 2,000,000    Philadelphia, Pennsylvania Airport Revenue, Philadelphia Airport System, Series B, 5.00%,
                6/15/05................................................................................     2,000,000

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

SHARES OR
PRINCIPAL                                             SECURITY                                              MARKET
  AMOUNT                                             DESCRIPTION                                            VALUE
----------    -----------------------------------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, Continued:
$1,000,000    Philadelphia, Pennsylvania Gas Works, 5.50%, 7/1/04......................................  $  1,043,750
 1,000,000    Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority, Series A,
                6.50%, 2/15/21, Callable 2/15/02 @ 102.................................................     1,096,250
   300,000    Philadelphia, Pennsylvania Municipal Authority Revenue, Justice Lease Series B, 7.10%,
                11/15/06 Callable 11/15/01 @ 102.......................................................       336,000
 2,800,000    Philadelphia, Pennsylvania Packaging Authority Airport, 5.75%, 9/1/07....................     2,982,000
 3,000,000    Philadelphia, Pennsylvania Series B, 8.13%, 8/1/97 @ 102.................................     3,069,660
 1,000,000    Philadelphia, Pennsylvania Water & Wastewater, 6.25%, 8/1/02.............................     1,076,250
 1,000,000    Pittsburgh, Pennsylvania Water & Sewer Authority, Series A, 6.00%, 9/1/16, Callable
                9/1/01 @ 100...........................................................................     1,057,500
 1,700,000    Sayre, Pennsylvania Health Care Facilities Authority, Series A, 6.60%, 3/1/01............     1,814,750
 2,200,000    Union County, Pennsylvania Higher Education Facilities Financing Authority, 5.75%,
                4/1/00.................................................................................     2,274,250
 1,000,000    West Shore, Pennsylvania School District, 6.40%, 9/1/01, Callable 9/1/98 @ 100...........     1,022,500
 3,000,000    Westmoreland County, Pennsylvania, 6.70%, 8/1/09, Callable 8/1/01 @ 100..................     3,247,500
 1,850,000    York County, Pennsylvania Industrial Development Authority, 6.25%, 7/1/02................     1,981,813
                                                                                                         ------------
                                                                                                          113,215,806
                                                                                                         ------------
PUERTO RICO (5.5%):
 1,445,000    Puerto Rico Electric Power Authority, Power Referendum Series K, 9.38%, 7/1/17, Callable
                7/1/97 @ 102...........................................................................     1,473,900
 5,000,000    Puerto Rico Public Building Authority, Series M, 5.70%, 7/1/09...........................     5,318,750
                                                                                                         ------------
                                                                                                            6,792,650
                                                                                                         ------------
              Total Municipal Bonds....................................................................   120,008,456
                                                                                                          ===========
INVESTMENT COMPANIES (0.3%):
   214,557    Federated Pennsylvania Municipal Cash Fund...............................................       214,557
   113,052    Federated Pennsylvania Municipal Cash Trust Service Shares...............................       113,052
                                                                                                         ------------
              Total Investment Companies...............................................................       327,609
                                                                                                         ------------
              Total (Cost -- $118,836,308)(a)..........................................................  $120,336,065
                                                                                                         ============

---------

Percentages indicated are based on net assets of $123,194,459.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................  $1,743,029
        Unrealized depreciation..........................     243,272
                                                           ----------
        Net unrealized appreciation......................  $1,499,757
                                                           ==========

* Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                      SECURITY                MARKET
  SHARES            DESCRIPTION                VALUE
---------- ------------------------------  -------------
COMMON STOCKS (95.9%):
Aerospace/Defense--Equipment (2.1%):
    60,000 Textron, Inc..................  $   3,982,500
                                           -------------
Automotive Parts (3.5%):
    34,100 AutoLiv, Inc..................      1,334,163
    24,000 Eaton Corp....................      2,095,500
    90,000 Echlin, Inc...................      3,240,000
                                           -------------
                                               6,669,663
                                           -------------
Banks (3.8%):
    72,000 Fleet Financial Group, Inc....      4,554,000
    10,000 Norwest Corp..................        562,500
    62,000 Signet Banking Corp...........      2,232,000
                                           -------------
                                               7,348,500
                                           -------------
Beverages (3.4%):
    94,000 Coca-Cola Co..................      6,556,500
                                           -------------
Chemicals (3.2%):
    65,000 Hercules, Inc.................      3,111,875
   100,000 Morton International, Inc.....      3,018,750
                                           -------------
                                               6,130,625
                                           -------------
Computer Networks (3.0%):
    30,000 Seagate Technology(b).........      1,055,625
    80,000 Silicon Graphics, Inc.(b).....      1,200,000
    40,000 Sun Microsystems, Inc.(b).....      1,488,750
   100,000 Tandem Computers, Inc.(b).....      2,025,000
                                           -------------
                                               5,769,375
                                           -------------
Computer Software (5.9%):
    90,000 Automatic Data Processing,
             Inc.........................      4,230,000
   115,000 Computer Associates
             International, Inc..........      6,404,063
    20,000 Netscape Communications
             Corp.(b)....................        641,250
                                           -------------
                                              11,275,313
                                           -------------
Diversified/Conglomerate (3.2%):
    94,000 General Electric Co...........      6,145,250
                                           -------------
Electronic Components (1.8%):
    85,000 Micron Technology, Inc........      3,394,688
                                           -------------
Environmental Services (0.4%):
    30,000 Republic Industries,
             Inc.(b).....................        727,500
                                           -------------
Financial Services (10.0%):
    62,000 Capital One Financial Corp....      2,340,500
   120,000 Federal National Mortgage
             Assoc.......................      5,235,000
   160,000 Green Tree Financial Corp.....      5,699,999
   130,000 Morgan Stanley Dean Witter
             Discover & Co...............      5,598,125
                                           -------------
                                              18,873,624
                                           -------------
COMMON STOCKS, CONTINUED:
Food Processing & Packaging (2.6%):
    76,000 ConAgra, Inc..................  $   4,873,500
                                           -------------
Furniture & Furnishings (3.8%):
    50,000 Armstrong World Industries,
             Inc.........................      3,668,750
    75,000 Lancaster Colony Corp.........      3,628,125
                                           -------------
                                               7,296,875
                                           -------------
Heating & Air Conditioning Equipment (1.3%):
    45,000 Tecumseh Products Co., Class
             B...........................      2,536,875
                                           -------------
Household Products/Wares (3.3%):
    45,000 Procter & Gamble Co...........      6,356,250
                                           -------------
Insurance (2.9%):
    13,000 Aetna, Inc....................      1,330,875
    80,000 United Health Care Corp.......      4,160,000
                                           -------------
                                               5,490,875
                                           -------------
Medical & Hospital Management Services (0.9%):
    50,000 Genesis Health Ventures(b)....      1,687,500
                                           -------------
Medical Instruments (3.6%):
    84,000 Medtronic, Inc................      6,804,000
                                           -------------
Mining (2.9%):
    75,000 Potash Corp. of Saskatchewan,
             Inc.........................      5,629,688
                                           -------------
Motor Vehicles (1.7%):
   100,000 Chrysler Corp.................      3,281,250
                                           -------------
Oil & Gas (4.1%):
    74,000 Coastal Corp..................      3,935,875
    55,000 Mobil Corp....................      3,843,125
                                           -------------
                                               7,779,000
                                           -------------
Pharmaceuticals (6.5%):
    28,000 American Home Products
             Corp........................      2,142,000
    30,000 Astra AB, Class A.............        570,000
    36,000 Johnson & Johnson.............      2,317,500
   154,000 Schering-Plough Corp..........      7,372,749
                                           -------------
                                              12,402,249
                                           -------------
Restaurants (2.1%):
   155,000 Wendy's International, Inc....      4,020,313
                                           -------------
Retail -- Apparel (1.0%):
    50,000 Gap, Inc......................      1,943,750
                                           -------------
Telecommunications (2.5%):
   110,000 Loral Space &
             Communications(b)...........      1,650,000
    40,000 Motorola, Inc.................      3,040,000
                                           -------------
                                               4,690,000
                                           -------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

                      SECURITY                MARKET
  SHARES            DESCRIPTION                VALUE
---------- ------------------------------  -------------
COMMON STOCKS, CONTINUED:
Textile (3.9%):
   200,000 Unifi, Inc....................  $   7,475,000
                                           -------------
Tools (2.9%):
   110,000 Danaher Corporation...........      5,589,375
                                           -------------
Utilities -- Electric (2.8%):
   100,000 Baltimore Gas & Electric
             Co..........................      2,668,750
    88,000 Consolidated Edison Co. of New
             York........................      2,590,500
                                           -------------
                                               5,259,250
                                           -------------
Utilities--Gas & Pipeline (4.3%):
    75,000 Sonat, Inc....................      3,843,750
   100,000 Williams Cos., Inc............      4,375,000
                                           -------------
                                               8,218,750
                                           -------------
Utilities--Telecommunications (1.8%):
    67,000 Sprint Corp...................      3,525,875
                                           -------------
COMMON STOCKS, CONTINUED:
Wholesale (0.7%):
    50,000 Ikon Office Solutions.........  $   1,246,875
                                           -------------
                      Total Common Stocks    182,980,788
                                           -------------
PREFERRED STOCKS (0.2%):
Insurance (0.2%):
     4,419 Aetna Services, Inc...........        414,281
                                           -------------
                   Total Preferred Stocks        414,281
                                           -------------
INVESTMENT COMPANIES (4.2%):
 6,396,669 Federated Government
             Obligation Fund.............      6,396,669
 1,630,471 Federated Prime Obligation
             Fund........................      1,630,471
                                           -------------
               Total Investment Companies      8,027,140
                                           -------------
          Total (Cost -- $111,896,923)(a)   $191,422,209
                                           =============

---------

Percentages indicated are based on net assets of $190,914,240.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $81,517,250
        Unrealized depreciation..........................     1,991,964
                                                            -----------
        Net unrealized appreciation......................   $79,525,286
                                                            ===========

(b) Non-income producing

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

   SHARES
     OR
 PRINCIPAL              SECURITY                MARKET
   AMOUNT             DESCRIPTION                VALUE
------------ ------------------------------  -------------
CORPORATE BONDS (34.4%):
Banks (9.5%):
$  7,500,000 Bank of Montreal, 7.80%,
               4/1/07......................  $   7,818,750
   6,000,000 Mercantile Bancorp, 7.30%,
               6/15/07.....................      6,000,000
   6,000,000 Wachovia, 6.61%, 10/1/25......      5,880,000
                                              ------------
                                                19,698,750
                                              ------------
Chemicals (3.0%):
   6,000,000 Service Corp. International,
               7.70%, 4/15/09..............      6,165,000
                                              ------------
Consumer Goods and Services (2.8%):
   6,000,000 Associates Corp., 6.88%,
               11/15/08....................      5,887,500
                                              ------------
Financial Services (10.1%):
   2,000,000 American Express Global Bond,
               6.75%, 6/23/04..............      1,987,500
   6,000,000 Dow Capital, 9.20%, 6/1/10....      6,990,000
   6,000,000 General Motors Acceptance
               Corp., 6.63%, 10/1/02.......      5,925,000
   6,000,000 Goldman Sachs, 7.25%,
               10/1/05(b)..................      6,037,500
                                              ------------
                                                20,940,000
                                              ------------
Pharmaceuticals (2.8%):
   6,000,000 Eli Lilly, 7.13%, 6/1/25......      5,850,000
                                              ------------
Telecommunications (3.0%):
   6,000,000 Motorola, 7.50%, 5/15/25......      6,135,000
                                              ------------
Transportation & Shipping (3.2%):
   6,000,000 United Parcel Services, 8.38%,
               4/1/20......................      6,742,500
                                              ------------
                      Total Corporate Bonds     71,418,750
                                              ------------
U.S. TREASURY OBLIGATIONS (32.4%):
  18,000,000 6.88%, 3/31/00................     18,286,200
  11,000,000 7.75%, 2/15/01................     11,496,540
  10,000,000 6.25%, 4/30/01................      9,968,700
  15,000,000 6.50%, 5/15/05................     14,961,450
  13,000,000 6.63%, 2/15/27................     12,718,420
                                              ------------
            Total U.S. Treasury Obligations     67,431,310
                                              ------------
U.S. GOVERNMENT AGENCIES (21.1%):
Federal Home Loan Mortgage Corporation (8.3%):
$  5,000,000 6.87%, 3/3/03.................  $   5,050,200
   5,000,000 6.80%, 12/1/03................      5,041,050
   7,000,000 8.00%, 6/1/17.................      7,205,450
                                              ------------
                                                17,296,700
                                              ------------
Federal National Mortgage Association (8.1%):
   3,911,622 7.50%, 1/1/27.................      3,920,149
   6,052,914 7.50%, 1/1/27.................      6,066,109
   6,578,975 9.00%, 5/1/27.................      6,935,884
                                              ------------
                                                16,922,142
                                              ------------
Government National Mortgage Association (4.7%):
   5,035,738 7.00%, 10/15/24, Pool
               #780385.....................      4,968,511
   4,526,841 8.50%, 7/20/26, Pool #2250....      4,710,405
                                              ------------
                                                 9,678,916
                                              ------------
             Total U.S. Government Agencies     43,897,758
                                              ------------
INVESTMENT COMPANIES (7.0%):
   8,000,001 Federated Government
               Obligation Fund.............      8,000,001
   6,607,275 Federated Prime Obligation
               Fund........................      6,607,275
           1 Federated Treasury Fund.......              1
                                              ------------
                 Total Investment Companies     14,607,277
                                              ------------
ASSET BACKED SECURITIES (4.4%):
$  4,500,000 IMC Home Equity Loan Trust,
               Series 97-1, Class A-3,
               6.82%, 10/25/11.............      4,508,010
   4,627,314 Toyota Auto Receivables
               Grantor Trust, Series
               1997-A, 6.45%, 4/15/02......      4,643,603
                                              ------------
              Total Asset Backed Securities      9,151,613
                                              ------------
            Total (Cost -- $205,828,614)(a)   $206,506,708
                                              ============

---------

Percentages indicated are based on net assets of $207,858,882.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................  $1,252,525
        Unrealized depreciation..........................     574,431
                                                           ----------
        Net unrealized appreciation......................  $  678,094
                                                           ==========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security is considered illiquid.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                        SECURITY                MARKET
   SHARES             DESCRIPTION                VALUE
------------ ------------------------------  -------------
COMMON STOCKS (95.0%):
Aerospace/Defense -- Equipment (0.5%):
      60,000 Liposome Co., Inc.(b).........  $     536,250
                                             -------------
Automotive Parts (2.5%):
      72,000 Gentex Corp.(b)...............      1,422,000
      60,000 Mascotech, Inc................      1,252,500
                                             -------------
                                                 2,674,500
                                             -------------
Banks (2.4%):
      66,000 First American Corp. --
               Tennessee...................      2,532,750
                                             -------------
Chemicals (5.3%):
     128,000 Airgas, Inc.(b)...............      2,536,000
      70,000 Lesco, Inc....................      1,295,000
      60,000 Valspar, Corp.................      1,777,500
                                             -------------
                                                 5,608,500
                                             -------------
Coal (0.6%):
      55,000 Pittston Mineral Group........        642,813
                                             -------------
Communication -- Equipment (0.3%):
      27,000 Transcrypt International(b)...        300,375
                                             -------------
Computer Networks (2.9%):
     130,000 Computer Network Tech
               Corp.(b)....................        585,000
      70,000 Seagate Technology(b).........      2,463,125
                                             -------------
                                                 3,048,125
                                             -------------
Computer Software (9.3%):
      71,000 Computer Data Systems, Inc....      2,076,750
     120,000 Compuware Corp.(b)............      5,729,999
      35,000 Dialogic Corp.(b).............        931,875
     150,000 PSC Inc.(b)...................      1,012,500
                                             -------------
                                                 9,751,124
                                             -------------
Computers (3.7%):
     160,000 Hutchinson Tech(b)............      3,920,000
                                             -------------
Construction Materials (1.4%):
      50,000 Fleetwood Enterprises.........      1,490,625
                                             -------------
Defense (2.5%):
      37,000 Thiokol Corp..................      2,590,000
                                             -------------
Diversified Products (0.5%):
      60,000 Quixote Corp..................        480,000
                                             -------------
Educational Services (3.3%:)
     130,000 Devry, Inc.(b)................      3,510,000
                                             -------------
Electrical Equipment (0.5%):
      30,000 C-Cube Microsystems, Inc.(b)..        526,875
                                             -------------
COMMON STOCKS, CONTINUED:
Electronic Instruments (4.2%):
      45,000 CFM Technologies, Inc.(b).....  $   1,473,750
     100,000 Credence Systems Corp.(b).....      2,993,750
                                             -------------
                                                 4,467,500
                                             -------------
Financial Services (3.9%):
      48,000 Legg Mason, Inc...............      2,583,000
      55,000 United Asset Management(b)....      1,557,188
                                             -------------
                                                 4,140,188
                                             -------------
Furniture & Furnishings (4.1%):
     100,000 Bush Industries, Inc..........      2,375,000
      46,000 Leggett & Platt, Inc..........      1,978,000
                                             -------------
                                                 4,353,000
                                             -------------
Homebuilders -- Mobile Homes (0.6%):
      85,000 Winnebago Industries..........        605,625
                                             -------------
Hotel Management & Related Services (1.8%):
      85,000 La Quinta Inns, Inc...........      1,859,375
                                             -------------
Household Products (1.8%):
      30,000 Premark International, Inc....        802,500
      30,000 Tupperware Corp...............      1,095,000
                                             -------------
                                                 1,897,500
                                             -------------
Insurance (2.6%):
      30,000 Arthur J. Gallagher &
               Company.....................      1,132,500
      30,000 United Health Care Corp.......      1,560,000
                                             -------------
                                                 2,692,500
                                             -------------
Machinery & Equipment (0.9%):
     100,000 Flow International Corp.(b)...        975,000
                                             -------------
Medical & Hospital Management Services (3.6%):
      45,000 Cerner Corp.(b)...............        945,000
      85,000 Genesis Health Ventures(b)....      2,868,750
                                             -------------
                                                 3,813,750
                                             -------------
Medical Equipment & Supplies (6.2%):
      20,000 Arrow International, Inc.,....        585,000
      90,000 Mentor Corp. Minnesota........      2,666,250
      34,000 Respironics, Inc.(b)..........        718,250
      50,000 St Jude Medical, Inc..........      1,950,000
      60,000 Syncor International
               Corp.(b)....................        630,000
                                             -------------
                                                 6,549,500
                                             -------------
Medical-Biotechnology (0.7%):
     250,000 Integra Lifesciences
               Corp.(b)....................        781,250
                                             -------------
Oil & Gas (4.1%):
      50,000 Forest Oil Corp.(b)...........        734,375
      70,000 Lomak Petroleum, Inc..........      1,246,875
      50,000 Triton Energy Ltd.............      2,290,625
                                             -------------
                                                 4,271,875
                                             -------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

                        SECURITY                MARKET
   SHARES             DESCRIPTION                VALUE
------------ ------------------------------  -------------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (1.0%):
      50,000 Interneuron
               Pharmaceuticals(b)..........  $   1,006,250
                                             -------------
Retail-General Merchandise (1.2%):
      70,000 Fingerhut Companies, Inc......      1,220,625
                                             -------------
Services (5.4%):
      54,000 Devon Group, Inc.(b)..........      1,930,500
      70,000 Logicon, Inc..................      3,710,000
                                             -------------
                                                 5,640,500
                                             -------------
Special Industry -- Equipment (3.2%):
     100,000 Integrated Circuit
               Systems(b)..................      2,268,750
      30,000 Lam Research Corp.(b).........      1,111,875
                                             -------------
                                                 3,380,625
                                             -------------
Telecommunication -- Equipment (2.7%):
     100,000 Digi International, Inc.(b)...      1,012,500
      60,000 ECI Telecommunications........      1,785,000
                                             -------------
                                                 2,797,500
                                             -------------
Telecommunications (1.6%):
      70,000 Glenayre Technologies,
               Inc.(b).....................      1,146,250
      40,000 Mosaix, Inc.(b)...............        545,000
                                             -------------
                                                 1,691,250
                                             -------------
COMMON STOCKS, CONTINUED:
Textile (5.1%):
      76,000 Lydall, Inc.(b)...............  $   1,605,500
     100,000 Unifi, Inc....................      3,737,500
                                             -------------
                                                 5,343,000
                                             -------------
Utilities -- Electric (1.4%):
      60,000 Trigen Energy Corp............      1,500,000
                                             -------------
Utilities -- Telephone (0.9%):
     100,000 Picturetel Corp.(b)...........        950,000
                                             -------------
Wholesale -- Food Products (2.3%):
      55,000 Amrion, Inc.(b)...............      1,540,000
      30,000 JP Foodservice, Inc.(b).......        860,625
                                             -------------
                                                 2,400,625
                                             -------------
                        Total Common Stocks     99,949,375
                                             -------------
INVESTMENT COMPANIES (5.0%):
   3,539,901 Federated Government
               Obligation Fund.............      3,539,901
   1,773,328 Federated Prime Obligation
               Fund........................      1,773,328
                                             -------------
                 Total Investment Companies      5,313,229
                                             -------------
             Total (Cost -- $70,402,857)(a)   $105,262,604
                                             =============

---------

Percentages indicated are based on net assets of $105,257,820.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $41,080,697
        Unrealized depreciation..........................     6,220,950
                                                            -----------
        Net unrealized appreciation......................   $34,859,747
                                                            ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios, including the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial Inc., serves as investment adviser: shares of the KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, and KeyPremier Aggressive Growth Fund (individually, a "Fund" and collectively, the "Funds").

     The investment objective of the Prime Money Market Fund is to seek current income with liquidity and stability of principal. The investment objectives of the Pennsylvania Municipal Bond Fund are to seek income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders, and preservation of capital. The investment objective for the Established Growth Fund is growth of capital with some current income as a secondary objective. The investment objective of the Intermediate Term Income Fund is current income with long-term growth of capital as a secondary objective. The investment objective of the Aggressive Growth Fund is growth of capital.

     Shares of the Funds may be sold by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, to customers and to all accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments of the Prime Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     Investments in common and preferred stocks, corporate bonds, municipal securities and U.S. Government securities of the Pennsylvania Municipal Bond Fund, Established Growth Fund, Intermediate Term Income Fund, and the Aggressive Growth Fund, (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

     REVERSE REPURCHASE AGREEMENTS:

     The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     account to ensure such equivalent value is maintained at all times. The Funds had no significant holdings in reverse repurchase agreements during the periods ended June 30, 1997.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Prime Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Pennsylvania Municipal Bond and Intermediate Term Income Funds. Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Established Growth and Aggressive Growth Funds.

     Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

     FEDERAL INCOME TAXES:

     It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the period ended June 30, 1997, are as follows (commencement of operations of such funds was October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively):

                                                                     PURCHASES        SALES
                                                                    ------------   ------------
     Pennsylvania Municipal Bond Fund.............................  $115,550,685   $101,834,935
     Established Growth Fund......................................  $ 11,590,972   $  2,016,892
     Intermediate Term Income Fund................................  $776,906,116   $582,925,224
     Aggressive Growth Fund.......................................  $  6,375,297   $  1,960,691

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund. Martindale Andres & Company, Inc. has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, Martindale Andres & Company, Inc. will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the period ended June 30, 1997.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Services serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include Martindale Andres & Company, Inc., Keystone Financial, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund. The Group has not implemented such a plan as of June 30, 1997.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1997, BISYS received $17,553 from commissions earned on sales of shares of the variable net asset value funds, of which $1,943 was allowed to affiliated broker/dealers with Martindale Andres & Company.

     Fees may be voluntarily reduced to assist the Funds in maintaining more competitive expense ratios.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     Information regarding these transactions is as follows for the year ended June 30, 1997:

                                           PRIME     PENNSYLVANIA                 INTERMEDIATE
                                           MONEY      MUNICIPAL     ESTABLISHED       TERM       AGGRESSIVE
                                           MARKET        BOND         GROWTH         INCOME       GROWTH
                                            FUND         FUND          FUND           FUND         FUND
                                          --------   ------------   -----------   ------------   ---------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of average net
  assets)...............................       .40%         .60%           .75%          .60%         1.00%
Voluntary fee reductions................  $236,280     $420,686      $ 558,942      $529,626     $ 263,486
ADMINISTRATION FEES:
Annual fee before voluntary fee
  reductions (percentage of average net
  assets)...............................      .115%        .115%          .115%         .115%         .115%
FUND ACCOUNTANT FEES....................  $ 21,776     $ 30,096      $  31,176      $ 35,604     $  13,033
TRANSFER AGENT FEES.....................  $ 19,648     $ 21,322      $  20,282      $ 19,824     $  11,099

5.  FEDERAL INCOME TAXES:

     Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Pennsylvania Municipal Bond Fund and Intermediate Term Income Fund, had deferred losses of $507,887 and $3,155,784 respectively, which will be treated as arising on the first day of the fiscal year ending June 30, 1998.

     During the period ended June 30, 1997, the following Fund declared long-term capital gain distributions in the following amounts:

              FUND                                              AMOUNT
              ----                                              ------
              Pennsylvania Municipal Bond Fund                  $7,579

6.  EXEMPT INTEREST INCOME DESIGNATIONS (UNAUDITED):

     For the taxable period ended June 30, 1997, 100% of income dividends paid by the Established Growth Fund and 100% of income dividends paid by the Aggressive Growth Fund qualify for the dividends received deduction available to corporations.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

7.   CONVERSION OF COMMON/COLLECTIVE TRUST FUNDS:

     On September 30, 1996, November 30, 1996, November 30, 1996, and February 3, 1997 respectively, the Pennsylvania Municipal Bond, Established Growth, Intermediate Term Income, and Aggressive Growth Funds converted all of the net assets of various common and collective trust funds of Keystone Financial, Inc. The following is a summary of shares issued, net assets converted, net asset value per share, and unrealized appreciation as of the dates of conversion:

                                     PENNSYLVANIA                      INTERMEDIATE
                                      MUNICIPAL       ESTABLISHED          TERM         AGGRESSIVE
                                         BOND            GROWTH           INCOME          GROWTH
                                         FUND             FUND             FUND            FUND
                                     ------------     ------------     ------------     -----------
Shares.............................    10,288,691       16,173,916       18,918,934       9,409,050
Net Assets.........................  $105,086,408     $161,793,160     $189,189,347     $94,090,501
Net Asset Value....................  $      10.21     $      10.00     $      10.00     $     10.00
Unrealized Appreciation............  $    486,473     $ 60,390,907     $  1,761,954     $32,799,001

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                  PRIME             PENNSYLVANIA                              INTERMEDIATE
                               MONEY MARKET          MUNICIPAL           ESTABLISHED              TERM              AGGRESSIVE
                                   FUND              BOND FUND           GROWTH FUND          INCOME FUND          GROWTH FUND
                             ----------------     ----------------     ----------------     ----------------     ----------------
                              FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD
                                  ENDING               ENDING               ENDING               ENDING               ENDING
                             JUNE 30, 1997(A)     JUNE 30, 1997(A)     JUNE 30, 1997(A)     JUNE 30, 1997(A)     JUNE 30, 1997(A)
                             ----------------     ----------------     ----------------     ----------------     ----------------
Net Asset Value, Beginning
  of Period...............       $   1.00             $  10.21             $  10.00             $  10.00             $  10.00
                                  -------             --------             --------             --------             --------
Investment Activities
  Net investment income...          0.037                 0.34                 0.08                 0.36                 0.01
  Net realized and
    unrealized gains
    (losses) on
    investments...........             --                 0.06                 1.13                (0.23)                0.24
                                  -------             --------             --------             --------             --------
    Total from Investment
      Activities..........          0.037                 0.40                 1.21                 0.13                 0.25
                                  -------             --------             --------             --------             --------
Distributions
  Net investment income...         (0.037)               (0.32)               (0.08)               (0.36)               (0.01)
                                  -------             --------             --------             --------             --------
    Total Distributions...         (0.037)               (0.32)               (0.08)               (0.36)               (0.01)
                                  -------             --------             --------             --------             --------
Net Asset Value, End of
  Period..................       $   1.00             $  10.29             $  11.13             $   9.77             $  10.24
                                  -------             --------             --------             --------             --------
Total Return (excludes
  sales charge)...........           3.73%(b)             3.98%(b)            12.20%(b)             1.40%(b)             2.52%(b)
Ratios/Supplemental Data:
Net Assets, at end of
  period (000)............       $ 95,850             $123,194             $190,914             $207,859             $105,258
Ratio of expenses to
  average net assets......           0.36%(c)             0.37%(c)             0.44%(c)             0.37%(c)             0.66%(c)
Ratio of net investment
  income to average net
  assets..................           5.02%(c)             4.46%(c)             1.39%(c)             6.45%(c)             0.28%(c)
Ratio of expenses to
  average net assets*.....           0.70%(c)             0.86%(c)             1.01%(c)             0.84%(c)             1.35%(c)
Ratio of net investment
  income to average net
  assets*.................           4.68%(c)             3.97%(c)             0.82%(c)             5.98%(c)            (0.41%)(c)
Portfolio Turnover........             --                   98%                   1%                 329%                   2%
Average Broker Commission
  Paid....................             --                   --             $ 0.0748(d)                --             $ 0.0708(d)

---------------

*    During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of the Funds began October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997,
     respectively.
(b)  Not Annualized
(c)  Annualized
(d)  Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
  The Sessions Group --
  KeyPremier Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group -- KeyPremier Funds (comprised of the KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, and KeyPremier Aggressive Growth Fund, collectively the Funds), including the schedules of portfolio investments as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Sessions Group -- KeyPremier Funds at June 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
August 22, 1997

                                    APPENDIX

         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Commercial paper rated F-1+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, I.E., F-1+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         The description of the two highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

         The following summarizes the description of the two highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

         CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regard as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lease degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the six highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality.

The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated BB is below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated B is below investment grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         To provide more detailed indications of credit quality, the ratings AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the six highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         The following summarizes IBCA's six highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Obligations rated BB are those for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Obligations rated B are those for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

         The following summarizes Thomson's description of its six highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated B show a higher degree of uncertainty and therefore greater likelihood of default that higher-rated issuers. Adverse developments could well

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negatively affect the payment of interest and principal on a timely basis.

Municipal Obligations Ratings
-----------------------------

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2": Satisfactory capacity to pay principal and interest.

                  "SP-3": Speculative capacity to pay principal and interest.

         The following summarizes the six highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which

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                  make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba": Bonds which are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  "B": Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         The following summarizes the six highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. It differs from the two higher ratings because:

                           General Obligations Bonds -- There is some weakness
                  in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality

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                  of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

                           Revenue Bonds -- Debt service coverage is good, but
                  not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                  "BBB": Of the investment grade, this is the lowest.

                           General Obligation Bonds -- Under certain adverse
                  conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

                           Revenue Bonds -- Debt coverage is only fair.
                  Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                  "BB" and "B": Debt which is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation of the two. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB": Debt which has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                  "B": Debt which has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         The following summarizes the six highest ratings used by Fitch for state and municipal bonds. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a

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specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                  "AAA": Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA": Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                  "A": Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB": Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB": Bonds which are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                  "B": Bonds which are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                  "F-1+": Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1": Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degrees than issues rated F-1+.

                  "F-2": Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Definitions of Certain Money Market Instruments
-----------------------------------------------

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations

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are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.










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